                                          SEMI-ANNUAL REPORT   |   June 30, 2001



                                                                      The Strong

                                                                          Growth

                                                                           Funds

                                    [PICTURE]

          Strong Discovery Fund

       Strong Dow 30 Value Fund

           Strong Endeavor Fund

     Strong Large Cap Core Fund

   Strong Large Cap Growth Fund

Strong Mid Cap Disciplined Fund

             Strong Growth Fund

        Strong Opportunity Fund

                                                                   STRONG [LOGO]

                                              SEMI-ANNUAL REPORT | June 30, 2001

                                                                      The Strong

                                                                          Growth

                                                                           Funds

Table of Contents

Investment Reviews
   Strong Discovery Fund ..................................................    2
   Strong Dow 30 Value Fund ...............................................    4
   Strong Endeavor Fund ...................................................    6
   Strong Large Cap Core Fund .............................................    8
   Strong Large Cap Growth Fund ...........................................   10
   Strong Mid Cap Disciplined Fund ........................................   12
   Strong Growth Fund .....................................................   14
   Strong Opportunity Fund ................................................   16

Financial Information
   Schedules of Investments in Securities
     Strong Discovery Fund ................................................   18
     Strong Dow 30 Value Fund .............................................   20
     Strong Endeavor Fund .................................................   21
     Strong Large Cap Core Fund ...........................................   22
     Strong Large Cap Growth Fund .........................................   24
     Strong Mid Cap Disciplined Fund ......................................   26
     Strong Growth Fund ...................................................   27
     Strong Opportunity Fund ..............................................   30
   Statements of Assets and Liabilities ...................................   32
   Statements of Operations ...............................................   36
   Statements of Changes in Net Assets ....................................   40
   Notes to Financial Statements ..........................................   43

Financial Highlights ......................................................   51

A Few Words From Dick Strong

[PHOTO]

Take a step back and take another look

The 18-month period ending in March of 2000 will go down in the annals of financial history as a period of tremendous financial excess. The Nasdaq Index, which peaked in March of 2000 at 5049, fell to 1639 by April of 2001, a correction of over 68 percent! The pain from that fallout has been intense.

Despite the stock market correction, America is still the greatest economic power in the world. This power flows from our dedication to the principles of capitalism. Excesses do occur at both ends of the financial cycle, but in the end, our economic model is the greatest wealth creation machine ever devised. Adam Smith, the "Father of Capitalism," spoke about an "invisible hand" that is always at work promoting efficiency and growth. And it certainly was evident during the past few years.

During an economic correction any and all weaknesses are totally exposed. Economic washouts are unpleasant, but if you learn from that experience, correct your weaknesses, anticipate change, and plan for the future, there is an excellent chance that you will benefit handsomely in the next cycle.

At the present time, there is more than enough pessimism about the economy to go around. Because of the pain we have been through, it is easy to interpret most economic and financial data negatively. When you are in an environment like this, it is important to take a step back and dispassionately appraise your situation. Your investment strategy should be anchored in bedrock and consistent across a wide range of economic environments.

In 1999, the Federal Reserve Board wanted to slow the growth of the U.S. economy. One of the most effective tools at the Fed's disposal is the management of interest rates. As a central bank raises interest rates, the economy should slow and the financial markets will reflect reduced expectations.

As the Fed implemented its policy of interest rate hikes, many investors chose to look over the valley and ignore the near-term risks. This rosy attitude coupled with a financial bubble of historic magnitude resulted in a tremendous hangover.

So far in 2001, the Federal Reserve has reduced interest rates six times in an effort to reinvigorate the economy. Congress has passed a major tax cut and is refunding more than $38 billion to taxpayers. The price of oil has declined and the U.S. dollar has weakened, making our goods and services more attractive to our trading partners.

All of these factors are major financial and economic stimuli for the U.S. economy. As we mentioned in our April 30, 2000 annual report, to bet against the Fed in either direction is dangerous -- for it holds almost all of the cards. When the Federal Reserve Board and most of our leaders want the economy to improve, they will move heaven and earth to make it happen.

At Strong, we believe that the U.S. financial markets may trade in a channel for a number of years as we work through the excesses that developed during the bubble of the late 1990s. Such an environment, should it develop, would be much different than the roaring 90s. Income generation (bonds), stock picking, and trading acumen could be the keys to success in this environment.

We believe the U.S. economy is fundamentally solid. The U.S. stock market has proven itself to be an excellent long-term investment vehicle. Just remember that over the long haul, the stock market reflects the moderate but consistent growth of wealth in America.

One of the key lessons of the last five years is that extreme movements of the stock market in either direction are aberrations. The key to your investment success is to have reasonable expectations and goals, and to stick to a realistic long-term plan to reach your goals.



                                 /s/ Dick Strong

Strong Discovery Fund

Your Fund's Approach

The Strong Discovery Fund seeks capital growth. It invests, under normal conditions, in securities that its manager believes offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the manager believes market conditions favor fixed-income investments, he has the flexibility to invest a significant portion of the Fund's assets in bonds. The Fund would then primarily invest in intermediate- and long-term, investment-grade bonds. To a limited extent, the Fund may also invest in foreign securities.

                    Growth of an Assumed $10,000 Investment
                            From 12-31-87 to 6-30-01

                                  [LINE GRAPH]

                                   The Strong                          Lipper Mid-Cap
                                   Discovery         Russell 2000(R)     Core Funds
                                      Fund              Index*             Index*
Dec 87                             $10,000            $10,000            $10,000
Dec 88                             $12,445            $12,502               --
Dec 89                             $15,428            $14,535            $12,457
Dec 90                             $15,005            $11,704            $11,147
Dec 91                             $25,151            $17,093            $17,117
Dec 92                             $25,639            $20,240            $18,793
Dec 93                             $31,333            $24,061            $22,048
Dec 94                             $29,553            $23,622            $21,898
Dec 95                             $39,845            $30,343            $27,447
Dec 96                             $40,439            $35,347            $32,364
Dec 97                             $44,825            $43,252            $39,556
Dec 98                             $47,981            $42,151            $42,633
Dec 99                             $50,516            $51,111            $54,653
Dec 00                             $52,520            $49,567            $58,072
Jun 01                             $57,648            $53,008            $57,882


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change and is not annualized.


Q:  How did the Fund perform?

A: The Fund is performing well. We generated a positive return for the first half of 2001 and outperformed our benchmark, the Russell 2000(R)Index.
    As shown below, we also performed well against our peer group -- the Lipper Mid-Cap Core category.

                                            6-month Total Return
                                   from January 1-June 30, 2001
    ------------------------------------------------------------
    Strong Discovery Fund                             + 9.76%

    Russell 2000(R)Index                              + 6.94%

    Lipper Mid-Cap Core
    Funds Index                                       - 0.33%

Q: What market conditions, events, and other factors affected the Fund's performance?

A: During the first half of 2001, the market was extremely volatile. Investors oscillated between optimism that the Federal Reserve's interest-rate cuts would stimulate business activity, and the reality that current conditions are difficult, particularly for the technology sector. Throughout all of this, many established businesses, not long ago referred to as "old economy" companies, continued to steadily improve their profits. In a refreshing change from several years ago, investors are returning to such companies. Because the Discovery Fund emphasizes profitable companies whose stocks can be purchased at attractive valuations, we have been benefiting from the change that is taking place in the market.

Q:  What investment strategies and techniques affected the Fund's performance?

A: Early in the year, the Fund's performance benefited from an overweighting in energy stocks and from strong performances by several individual holdings. Action Performance, a company that makes NASCAR collectible merchandise, and ITT Education, which provides post-secondary education, were two important contributors.

    Additionally, our investments in the technology sector emphasized established and profitable companies. This proved fortunate, as many of the young companies that emerged in the technology bubble have continued to perform poorly.

Q:  What is your outlook for the future of the markets?

A: We believe the investment outlook is favorable. Stock valuations have fallen to reasonable levels, declining interest rates should improve the attractiveness of common stocks relative to other investments, and business activity is likely to recover as lower interest rates and the recently passed tax cut take hold.

    Thank you for your investment in the Strong Discovery Fund.


    Charles A. Paquelet
    Portfolio Manager

Average Annual Total Returns

As of 6-30-01

------------------------------------------------------
   1-year                                      2.41%
   3-year                                      6.07%
   5-year                                      8.08%
   10-year                                    12.00%
   Since Inception                            13.86%
   (12-31-87)

Equity funds are volatile investments and should only be considered for long-term goals.






* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Dow 30 Value Fund

Your Fund's Approach

The Strong Dow 30 Value Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average(SM) (DJIA)/1/. The Fund indexes half of its assets to the DJIA by maintaining price-weighted positions in each of the 30 DJIA companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies. In addition, the Fund will invest between 30 percent and 50 percent of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions. The Fund may invest up to 20 percent of its net assets in cash and short-term, investment-grade, fixed-income securities. Generally, the Fund will not have a position in any company greater than 10 percent of the Fund's net assets.

                     Growth of an Assumed $10,000 Investment
                            From 12-31-97 to 6-30-01

                                  [LINE GRAPH]

                                   The Strong         Dow Jones        Lipper Large-Cap
                                  Dow 30 Value        Industrial         Value Funds
                                      Fund         Average(SM)(DJIA)*      Index*
Dec 97                             $10,000            $10,000            $10,000
Mar 98                             $11,127            $11,172            $11,147
Jun 98                             $11,273            $11,411            $11,276
Sep 98                             $10,065            $10,048            $10,028
Dec 98                             $11,611            $11,813            $11,824
Mar 99                             $12,444            $12,643            $12,102
Jun 99                             $13,978            $14,227            $13,152
Sep 99                             $13,084            $13,461            $12,081
Dec 99                             $14,499            $15,023            $13,099
Mar 00                             $14,132            $14,312            $13,118
Jun 00                             $13,612            $13,729            $12,838
Sep 00                             $13,765            $14,054            $13,306
Dec 00                             $13,811            $14,290            $13,355
Mar 01                             $12,644            $13,142            $12,319
Jun 01                             $13,422            $14,026            $12,867


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial AverageSM (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:  How did the Fund perform?

A: The Fund performed about in line with the Dow Jones Industrial Average(SM) during the first half of 2001. We had maintained a small lead over the Average earlier in the year, but renewed investor concern about economic weakness took its toll during June, and was particularly negative for such cyclical holdings as Alcoa and Boeing. Such action hurt the performance of the Fund on a very short-term basis.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: For the first six months of 2001, investors were caught between very negative economic and earnings news on one side, and the Fed's commitment to sustain an easier monetary policy on the other. These two strong, opposing forces led to considerable volatility in the markets. The Federal Reserve's aggressive interest-rate cuts produced strong rallies in January, April, and May, but earnings disappointments and uncertainty about economic activity caused sharp declines in other months.

Q:  What investment strategies and techniques affected the Fund's performance?

A: Although the underlying U.S. economy is still fragile, the forces for eventual recovery continue to gather: major tax cuts and a rebate are now a reality, the Fed continues to ease interest rates aggressively, the stock market has stabilized, and consumer confidence has begun to improve. Given this environment, we have currently diversified the Fund across the major economic sectors. We are placing some emphasis on those cyclical companies that are poised to benefit from renewed growth in the economy over the months ahead. Among these are retailers Wal-Mart and Home Depot, as well as selected technology companies, including Microsoft.

    Financial stocks, notably Citigroup, continue to have major representation in the Fund. We also believe aluminum leader Alcoa is well-positioned to benefit from renewed economic growth. Of benefit to the Fund were the timely, profitable sales of Honeywell, United Technologies, and Merck.

Q:  What is your outlook regarding the future of the markets?

A: The past year has marked a particularly painful period for investors. With stocks now reflecting more realistic valuations, and such positive factors as record budget surpluses, low interest rates, and low inflation, we anticipate that current market valuations should hold. We believe this is a time to be investing, one stock at a time.

    We thank you for investing in the Strong Dow 30 Value Fund.


    Karen E. McGrath
    Portfolio Manager

Average Annual Total Returns
As of 6-30-01
---------------------------------------------------
     1-year                                 -1.40%
     3-year                                  5.99%
     Since Inception                         8.77%
     (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

/1/ Dow Jones(SM), DowJones Industrial Average(SM), Dow 30(SM), The Dow(SM), and
    DJIA(SM) are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

    The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The DJIA is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Endeavor Fund

Your Fund's Approach

The Strong Endeavor Fund focuses, under normal conditions, on stocks (including common stocks and securities convertible into common stocks) of companies that its managers believe have above-average earnings growth prospects. The Fund invests primarily in large-capitalization companies, but also invests in small- and medium-capitalization companies. The Fund's managers select companies that have attractive growth prospects (for example, the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, showing a growth trend or that are well-positioned in a growth industry). To a limited extent, the Fund writes put and call options.

Top Five Sectors  As of 6-30-01
-------------------------------------------------------------------------------------------------
   Sector                                                                      % of Net Assets
   Technology                                                                       26.9%
   Consumer Cyclical                                                                15.1%
   Financial                                                                        14.5%
   Retail                                                                           10.2%
   Capital Equipment                                                                 9.0%

Top Five Industries  As of 6-30-01
-------------------------------------------------------------------------------------------------
   Industry                                                                    % of Net Assets
   Media -- Cable TV                                                                 7.1%
   Medical -- Ethical Drugs                                                          5.9%
   Telecommunications -- Services                                                    5.0%
   Diversified Operations                                                            4.5%
   Computer Software -- Enterprise                                                   3.9%

Q:  How did the Fund perform?

A: Since its inception on April 6 of this year, the Strong Endeavor Fund has enjoyed outperformance relative to the S&P 500 Index. For most of April and May, the overall market was rebounding from a barrage of negative earnings releases that had depressed stock prices. A continued Fed easing policy buoyed many of the Fund's holdings and powered double-digit gains through mid-May. At that point, however, further evidence of the impact of a weaker economy on corporate profits surfaced. We believe our holdings were fundamentally well-positioned for this environment, and they performed relatively well in the last month of the quarter.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: The Fund was launched into a market environment that was dominated by volatility, driven by the counteracting forces of the Federal Reserve's interest-rate cuts and negative earnings pre-announcements. Early in the quarter, the market enjoyed a significant uplift, motivated by sentiment that the Fed's activity action would quickly turn the economy around and boost corporate earnings.

    Throughout the quarter, investors were focused on when corporate fundamentals would "bottom," and thus be poised for recovery. Stock prices in turn rose to reflect anticipation of a strong recovery in the second half of the year. The Fund participated in this upward trend, as high-quality companies with attractive valuations performed particularly well. Unfortunately, as the quarter wore on, confidence in a quick recovery eroded as many companies pre-announced negative news regarding earnings. These disappointments were quickly reflected in declining stock prices.

Q:  What investment strategies and techniques affected the Fund's performance?

A: Overweighting the consumer-services sector played a major role in our outperformance. Positions in cable/satellite companies such as Charter Communications, Echostar, and Liberty Media fueled strong gains, as did our holdings in media firms such as AOL/Time Warner, Viacom, and Gannett. Our underweighting in technology produced mixed results, as some sectors, such as semiconductors, experienced good stock performance despite deteriorating underlying fundamentals.

    Early in the quarter, we slightly overweighted energy, as the sector showed continued strong performance. We continue to hold a major position in leading pharmaceutical maker Pfizer, and believe the health-care sector on the whole offers good potential, despite recent turmoil in the group. Overall, market volatility presented challenges, with stock performance often uncorrelated to underlying fundamentals. We nonetheless continue to invest in those companies we believe have the strongest fundamental characteristics for weathering a less-certain economic environment.

Q:  What is your outlook regarding the future of the markets?

A: We expect difficult market conditions to persist. Pockets of high, and perhaps unwarranted, valuations remain, and we continue to seek to avoid these areas. We will keep our focus on companies with strong fundamentals coupled with attractive valuations. Over time, we believe bottom-up, fundamentally driven research will allow us to provide strong performance for the Fund. Thank you for placing your confidence in the Strong Endeavor Fund.


    Thomas J. Pence
    Portfolio Co-Manager

    Mark Babka
    Portfolio Co-Manager

    D. Paul Berg
    Portfolio Co-Manager


Total Returns/1/

As of 6-30-01
--------------------------------
     Since Inception     8.20%
     (4-6-01)


Equity funds are volatile investments and should only be considered for long-term goals.

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Strong Large Cap Core Fund

Effective 5-1-01, the Fund's name changed from the Strong Strategic Growth Fund.

Your Fund's Approach

The Strong Large Cap Core Fund invests, under normal conditions, primarily in the stocks of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund also invests in medium capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors such as consistency of a business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. To a limited extent, the Fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. To a limited extent, the Fund may also invest in foreign securities. The manager may sell a holding if its growth prospects diminish or if better investment opportunities become available.


                     Growth of an Assumed $10,000 Investment
                            From 6-30-98 to 6-30-01

                                  [LINE GRAPH]

                 The Strong Large         S&P 500           Lipper Multi-Cap
                   Cap Core Fund           Index*           Core Funds Index*
                 -----------------       ----------         -----------------
 Jun 98             $10,000                $10,000              $10,000
 Sep 98             $ 9,020                $ 9,005              $ 8,663
 Dec 98             $11,250                $10,923              $10,411
 Mar 99             $11,100                $11,467              $10,669
 Jun 99             $12,750                $12,276              $11,518
 Sep 99             $12,170                $11,509              $10,792
 Dec 99             $14,553                $13,222              $12,574
 Mar 00             $14,469                $13,525              $13,502
 Jun 00             $13,786                $13,166              $13,078
 Sep 00             $13,986                $13,038              $13,149
 Dec 00             $13,215                $12,018              $12,154
 Mar 01             $11,691                $10,593              $10,763
 Jun 01             $12,523                $11,213              $11,531

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


Q:  How did the Fund perform?

A: The Strong Large Cap Core Fund outperformed its benchmark, the S&P 500 Index, in the first half of 2001. While we are pleased that we have outperformed our benchmark, both recently and over the long term, the challenging market environment that has persisted since early 2000 has made it difficult to make money over this period.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: In a continuation of a trend from 2000, the market remained volatile during the first half of 2001. The market seems to be oscillating between optimism that the Federal Reserve's interest-rate cuts will stimulate business activity, and the reality that current conditions are quite difficult. Technology and larger-capitalization stocks generally have been under the most pressure. The only areas of the market that have avoided the current downturn are small-cap and value stocks. In effect, the market has been correcting the valuation imbalance that was created in the late 1990s.

    While the Strong Large Cap Core Fund invests in larger companies, our investment approach incorporates a strong consideration of valuations to avoid overpaying for stocks in our category. This price discipline is the key reason we have been outperforming our benchmark.

Q:  What investment strategies and techniques affected the Fund's performance?

A: Early in the year, we benefited from an overweighting in energy stocks, and underweightings in health-care and technology. Energy companies have been reporting impressive financial results, following nearly two decades of difficult industry conditions. We had de-emphasized health-care stocks because they performed very well last year; our valuation discipline led us to reduce some of these holdings. Technology stocks still carry relatively high valuations, which is a major reason we have kept our allocation to the sector below benchmark levels.

Q:  What is your outlook regarding the future of the markets?

A: We believe the investment outlook is favorable. Stock valuations have fallen to reasonable levels; declining interest rates should improve the attractiveness of common stocks relative to other investments; and business activity is likely to recover as lower interest rates and tax cuts take hold. Additionally, the overvaluation of large-cap stocks in relation to small-cap stocks, which was a key concern 18 months ago, is now largely behind us.

    Thank you for your investment in the Strong Large Cap Core Fund.

    Charles A. Paquelet
    Portfolio Manager

Average Annual Total Returns

As of 6-30-01
--------------------------------------------------
   1-year                                 -9.17%
   3-year                                  7.79%
   Since Inception                         7.79%
   (6-30-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.



* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Growth Fund

Your Fund's Approach

The Strong Large Cap Growth Fund seeks capital growth. It invests, under normal conditions, at least 65 percent of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index* at the time of investment. The Fund's managers seek to identify companies that have accelerating sales and earnings, enjoy a competitive advantage, and have effective management. To a limited extent, the Fund writes put and call options and may invest in foreign securities.

                    Growth of an Assumed $10,000 Investment
                            From 12-30-81 to 6-30-01

                                  [LINE GRAPH]

                     The Strong                S&P 500        Lipper Large-Cap Growth
              Large Cap Growth Fund (N)        Index*             Funds Index*
 Dec 81               $10,000                  $10,000              $10,000
 Dec 82               $13,250                  $12,155              $12,891
 Dec 83               $18,720                  $14,896              $15,808
 Dec 84               $20,685                  $15,830              $15,135
 Dec 85               $25,936                  $20,853              $20,107
 Dec 86               $31,121                  $24,745              $23,476
 Dec 87               $33,002                  $26,044              $24,258
 Dec 88               $38,141                  $30,370              $26,887
 Dec 89               $39,140                  $39,993              $35,572
 Dec 90               $36,367                  $38,751              $34,925
 Dec 91               $48,578                  $50,557              $47,967
 Dec 92               $48,844                  $54,408              $51,270
 Dec 93               $59,851                  $59,892              $56,735
 Dec 94               $59,027                  $60,684              $56,268
 Dec 95               $74,963                  $83,487              $75,916
 Dec 96               $85,512                 $102,656              $91,524
 Dec 97              $106,181                 $136,906             $116,777
 Dec 98              $140,208                 $176,029             $159,368
 Dec 99              $223,975                 $213,073             $214,856
 Dec 00              $193,951                 $193,672             $172,576
 Jun 01              $145,756                 $180,703             $143,556

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:  How did the Fund perform?

A: The first half of 2001 proved to be a very volatile and challenging period for growth-stock investors. The Strong Large Cap Growth Fund is managed as a large-capitalization, growth-stock portfolio, and therefore declined sharply during the first three months of the year, as the bear market that began in the middle of 2000 built to a crescendo late in the first quarter of 2001. The Fund's performance has stabilized more recently, and was starting to recover as overall market conditions began to improve in early April.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: We adhere to a classic investment tenet: "Don't fight the Fed." In other words, we believe it only makes sense to look for companies that are positioned to benefit when the Federal Reserve takes decisive action. And since the beginning of the year, the Federal Reserve has been aggressively trying to stimulate the U.S. economy by cutting interest rates. The Fed's six cuts this year have totaled 2.75 percent.

    When the Fed began cutting rates in January of this year, we moved assets into many companies that would be likely to benefit from a rapidly improving economy. Unfortunately, the impact of lower rates on the economy has thus far been negligible at best. In fact, many industries and companies have experienced rapid and unexpected deterioration in fundamentals in the face of the Fed's rate cuts. We believe this is a matter of timing; while we may be early, we believe the economy will recover and corporate earnings will eventually reaccelerate.

Q:  What investment strategies and techniques affected the Fund's performance?

A: The stocks that were the top performers for the Fund over the past six months were selected for the portfolio for a variety of reasons, and posted strong results for a similarly broad range of reasons. Microsoft, for example, was a portfolio leader as the clouds surroundings its case with the U.S. Department of Justice began to lift. Many other strong contributors were companies with excellent near-term fundamentals and earnings visibility, such as Genzyme and MGIC. Others were companies perceived to be likely to benefit early from an economic turnaround, such as retailers Lowe's, Best Buy, and Kohl's.

    Most of the Fund's weaker stocks were in the technology sector. We continue to favor this sector on a longer-term basis, but the fact remains that these companies have generally experienced the most severe slowdown in earnings. The networking and telecommunications equipment segments of the industry were the hardest-hit.

Q:  What is your outlook regarding the future of the markets?

A: Our outlook for the market, and for growth stocks in particular, is currently quite bullish for several reasons. First, lower interest rates should recharge the U.S. economy. Second, tax cuts -- as well as tax rebates -- will put more money into consumers' pockets. A third factor is that energy costs are beginning to moderate. Further, new savings and investment incentives should provide fund flows to stocks and mutual funds, helping to support stock valuations. Another consideration is that we believe the most difficult quarters of earnings comparisons will soon be behind us, which should lead to earnings reacceleration. Finally, stock valuations are much more reasonable than they were six months ago, with less room to go down and more room to go up. We remain committed to investing in the growth sector of the market. We view it as a long-term endeavor, with superior earnings growth ultimately leading to superior investment performance. We appreciate your patience in this difficult market environment and look for better times in the coming quarters. Thank you for your investment in the Strong Large Cap Growth Fund.

    Ronald C. Ognar
    Portfolio Co-Manager

    Ian J. Rogers
    Portfolio Co-Manager

Average Annual Total Returns

As of 6-30-01
------------------------------------------------------
   1-year                                    -35.53%
   3-year                                      5.62%
   5-year                                     12.94%
   10-year                                    13.99%
   Since Inception                            14.73%
   (12-30-81)

   Equity funds are volatile investments and should only be considered for long-term goals.


* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Mid Cap Disciplined Fund

Effective 4-16-01, Robert J. Costomiris became the Fund's portfolio manager.

Your Fund's Approach

The Strong Mid Cap Disciplined Fund seeks capital growth. It invests, under normal conditions, at least 65 percent of its assets in stocks of medium-capitalization companies that the Fund's manager believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(TM) Index at the time of investment. To identify these companies, the manager engages in in-depth, first-hand research. Visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that is not currently reflected in the companies' stock prices. To a limited extent, the Fund may also invest in foreign securities.

                     Growth of an Assumed $10,000 Investment
                            From 12-31-98 to 6-30-01

                                  [LINE GRAPH]

                      The Strong                                                                Lipper Mid-Cap
               Mid Cap Disciplined Fund   Russell MidCap(TM) Index*   S&P MidCap 400 Index*    Value Funds Index*
 Dec 98               $10,000                    $10,000                    $10,000                $10,000
 Mar 99               $11,740                     $9,953                     $9,362                 $9,603
 Jun 99               $12,880                    $11,034                    $10,687                $10,836
 Sep 99               $11,420                    $10,085                     $9,790                $10,041
 Dec 99               $13,520                    $11,823                    $11,472                $11,194
 Mar 00               $15,580                    $13,016                    $12,928                $11,654
 Jun 00               $14,920                    $12,428                    $12,502                $11,413
 Sep 00               $15,200                    $13,275                    $14,020                $12,124
 Dec 00               $16,603                    $12,799                    $13,481                $12,379
 Mar 01               $14,878                    $11,455                    $12,028                $11,901
 Jun 01               $17,245                    $12,547                    $13,611                $13,142



This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(TM) Index, the S&P MidCap 400 Index ("S&P MidCap 400"), and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the S&P MidCap 400 Index with the Russell Midcap(TM) Index, as we believe the Russell Midcap(TM) Index more accurately reflects the Fund's investment program.

Q: How did the Fund perform?

A: The Fund performed relatively well in the first half of 2001, although its absolute return was modest as a result of overall market weakness. As investors continued to seek out stocks trading at reasonable valuations, the Fund benefited, given the strong valuation discipline we employ.

    The second quarter was decidedly better than the first, both on a relative and absolute basis, as the Federal Reserve's six interest-rate cuts began to take hold. The Fund's NAV reached a new high in May, though it closed slightly off that level at the end of June.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: The market has been extremely volatile. On one hand, investors have been pleased with the aggressiveness of the Federal Reserve; on the other, traders have been disappointed with the poor outlook for corporate profits. This market volatility creates opportunities for disciplined investors. As we stated in 2000, we have shortened our holding period for stocks as we seek to take advantage of these opportunities. Existing holdings can hit price targets earlier, and research ideas may quickly become attractive as prices fall. Portfolio turnover increases as a result. We expect that this tug-of-war market environment may continue for the balance of 2001.

Q:  What investment strategies and techniques affected the Fund's performance?

A: Our stock selection was strong across the board, led by holdings in the technology, consumer, and utility sectors. Our valuation discipline protected us from the demise of many technology stocks and telecommunication-related utility stocks, particularly those whose business plans were not fully funded.

    Cendant, a marketer of consumer services, was our strongest stock, doubling in the first half of the year. Technology turnarounds Azpen Technology, Harmonic, and Perot Systems also stood out as strong performers.

    We sold consumer services stocks as they strengthened, and bought consumer staples issues as they weakened. In fact, three of our top ten holdings are consumer staples -- cereal maker General Mills, apparel maker Russell, and milk marketer Suiza Foods. Consumer staples should continue to provide portfolio stability, as the economy remains sluggish.

    We also increased exposure to savings and loans, which have performed well as interest rates have declined. Finally, we added specialty chemical companies as many traded at discounts to asset values due to poor near-term fundamentals.

Q:  What is your outlook regarding the future of the markets?

A: Markets will likely remain volatile between now and October, and perhaps even longer. However, as we look out to 2002 and beyond, we believe the corporate profit picture should improve, allowing investors and traders to regain some optimism and markets to begin an upward creep. Low interest rates, stable energy prices, and lower income taxes should provide the necessary economic stimulus. During this time, stock valuations will likely remain important to investors, as they have for the past year. Finally, we believe that as the economy recovers, small- and mid-cap stocks should outperform their larger brethren. This has been the case in previous market cycles.

    We appreciate your investment in the Strong Mid Cap Disciplined Fund.

    Robert J. Costomiris
    Portfolio Manager


Average Annual Total Returns

As of 6-30-01
-------------------------------------
    1-year                    15.58%

    Since Inception           24.36%
    (12-31-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

* The Russell Midcap(TM) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The S&P MidCap 400 is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell and S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth Fund

Your Fund's Approach

The Strong Growth Fund seeks capital growth. It focuses, under normal conditions, on stocks of companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

                    Growth of an Assumed $10,000 Investment
                            From 12-31-93 to 6-30-01

                                  [LINE GRAPH]

              Growth Fund (N)    500 Composite $T     Lipper NC Multi-Cap Grwth
Dec 93            $10,000             $10,000                 $10,000
Jun 94            $10,636             $ 9,661                 $ 9,200
Dec 94            $11,727             $10,132                 $ 9,718
Jun 95            $13,989             $12,180                 $11,593
Dec 95            $16,535             $13,940                 $12,994
Jun 96            $19,433             $15,347                 $14,344
Dec 96            $19,763             $17,140                 $15,314
Jun 97            $21,672             $20,672                 $17,187
Dec 97            $23,528             $22,859                 $18,828
Jun 98            $27,370             $26,907                 $21,981
Dec 98            $29,877             $29,391                 $23,497
Jun 99            $34,622             $33,030                 $26,856
Dec 99            $52,302             $35,576                 $34,389
Jun 00            $56,702             $35,425                 $36,932
Dec 00            $47,473             $32,337                 $30,244
Jun 01            $35,995             $30,171                 $25,779

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:  How did the Fund perform?

A: The year 2001 has so far been a very volatile and challenging period for growth-stock investors. The Strong Growth Fund is managed as an all-capitalization growth-stock portfolio, and therefore declined sharply during the first three months of the year as the bear market that began in the middle of 2000 built to a crescendo late in the first quarter of 2001. More recently, the Fund's performance has stabilized and started to recover as overall market conditions began to improve in early April.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: One of our long-held investment tenets is "Don't fight the Fed." The Federal Reserve is a powerful, dominating force; when it chooses to act, in whatever direction, it only makes sense to seek out stocks that are likely to benefit from those actions. Since the beginning of the year, the Federal Reserve has been aggressively trying to stimulate the U.S. economy by cutting interest rates six times for a total of 2.75 percent.

    When the Fed began cutting rates in January of this year, we began to invest more heavily in many companies whose fortunes would be closely tied to a rapidly improving economy. Thus far, the impact of lower rates on the economy has been negligible at best. In fact, many companies and industries have experienced an unexpected and rapid deterioration of fundamentals even in the face of the rate cuts. This is disappointing in the short term, to be sure, but our conviction with regard to the Fed remains. While we may be early, we believe the economy and corporate earnings will eventually reaccelerate.

Q:  What investment strategies and techniques affected the Fund's performance?

A: The top-performing stocks in the Fund had a myriad of reasons for their outperformance. Many were companies with some of the best near-term fundamentals and earnings visibility, such as Fiserv and Biomet. Others are viewed as early beneficiaries of an economic turnaround. These companies include retailers Lowe's, Best Buy, Abercrombie & Fitch, and Kohl's.

    Portfolio laggards were primarily in the technology sector. While we favor this sector on a longer-term basis, these companies have generally experienced the most severe slowdown in earnings. The networking and telecommunications equipment segments have been hit the worst.

Q:  What is your outlook regarding the future of the markets?

A: Our outlook for the market and growth stocks in particular is quite bullish at this point in time. We feel this way for several reasons.

    First, lower interest rates should recharge the U.S. economy. Second, tax cuts -- as well as tax rebates -- will put more money into consumers' pockets. A third factor is that energy costs are beginning to moderate. Further, new savings and investment incentives, such as expanded 401(k), IRA, and Section 529 plans should provide fund flows to stocks and mutual funds, helping to support stock valuations. Another consideration is that we believe the most difficult quarters of earnings comparisons will soon be behind us, which should lead to earnings reacceleration. Finally, stock valuations are much more reasonable than they were six months ago.

    Growth-stock investing is a long-term endeavor. We remain committed to investing in the growth sector of the market, as we believe superior earnings growth ultimately leads to superior investment performance.

    We appreciate your patience in this difficult market environment and look for better times in the coming quarters.

    Thank you for your investment in the Strong Growth Fund.


    Ronald C. Ognar
    Portfolio Manager

Average Annual Total Returns

As of 6-30-01

Investor Class
---------------------------------------------------
   1-year                                 -36.52%
   3-year                                   9.56%
   5-year                                  13.12%
   Since Inception                         18.62%
   (12-31-93)

Advisor Class/1/
---------------------------------------------------
   1-year                                 -36.72%
   3-year                                   9.30%
   5-year                                  12.84%
   Since Inception                         18.33%
   (12-31-93)

Institutional Class/2/
---------------------------------------------------
   1-year                                 -36.22%
   3-year                                   9.79%
   5-year                                  13.26%
   Since Inception                         18.72%
   (12-31-93)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Opportunity Fund

Your Fund's Approach

The Strong Opportunity Fund seeks capital growth. It invests, under normal conditions, primarily in stocks of medium-capitalization companies that the Fund's manager believes are underpriced, yet have attractive growth prospects. The manager bases his analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the Fund may also invest in foreign securities.

                    Growth of an Assumed $10,000 Investment
                            From 12-31-85 to 6-30-01

                                  [LINE GRAPH]

                        The Strong       Russell            S&P         Lipper Multi-Cap
                        Opportunity     Midcap(TM)       Midcap 400       Value Funds
                           Fund           Index*           Index*            Index*
Dec 85                    $10,000        $10,000           $10,000          $10,000
Dec 86                    $15,990        $11,820           $11,621          $11,568
Dec 87                    $17,894        $11,847           $11,383          $12,268
Dec 88                    $20,841        $14,193           $13,761          $14,490
Dec 89                    $24,694        $17,922           $18,649          $17,566
Dec 90                    $21,903        $15,861           $17,693          $16,381
Dec 91                    $28,845        $22,446           $26,556          $20,790
Dec 92                    $33,851        $26,114           $29,720          $23,132
Dec 93                    $41,022        $29,848           $33,866          $26,308
Dec 94                    $42,325        $29,223           $32,652          $26,336
Dec 95                    $53,868        $39,292           $42,758          $34,504
Dec 96                    $63,637        $46,757           $50,968          $41,746
Dec 97                    $78,558        $60,321           $67,407          $52,980
Dec 98                    $90,724        $66,410           $80,289          $56,437
Dec 99                   $121,017        $78,518           $92,111          $59,788
Dec 00                   $131,394        $84,995          $108,235          $65,549
Jun 01                   $130,929        $83,327          $109,282          $68,314

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(TM) Index, S&P MidCap 400 Index ("S&P MidCap 400"), and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the S&P MidCap 400 Index with the Russell Midcap(TM) Index, as we believe the Russell Midcap(TM) Index more accurately reflects the Fund's investment program. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:  How did the Fund perform?

A: The first half of 2001 was a volatile period for the stock market. The market still had to contend with the aftermath of the collapse in technology and growth stocks that occurred during 2000. Also, spreading economic weakness in the U.S. kept earnings under pressure as revenues for the majority of companies slowed from the strong pace realized over the previous decade.

    The Fund weathered this storm with relatively low volatility. With an underweighted position in technology and defensive holdings in consumer and industrial segments, the Fund was able to remain relatively flat versus the declines in the S&P 500 and the Nasdaq Composite.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: The Federal Reserve Board set the tone for the market immediately at the beginning of the year with a surprise .50 percent cut in interest rates, followed aggressively by an additional 2.25 percent of cuts over the six months. The market initially reacted positively to the rate cuts, but the short-term rally in beaten-down technology stocks gave way to further downturns as fundamentals continued to deteriorate.

    Consequently, the Fund's holdings in technology were hurt during the quarter. Such stocks as ADC Telecommunications and Corning were pressured by overcapacity in the telecommunications sector. The Fund did, however, benefit from its underweighting in technology, and was also able to use the opportunity to buy selected, undervalued technology companies for the portfolio.

    Outside of technology, it became clear that the economy was continuing to weaken, and that trouble was spreading. Capital spending and confidence continued to decline. The Fund saw these trends hurt its holdings in industrial-related companies, but we were able to pick up strongly positioned companies such as Delphi Automotive and Dover Corporation at attractive valuations.

Q:  What investment strategies and techniques affected the Fund's performance?

A: Our positions in consumer-oriented stocks benefited the Fund's performance over the six months. At the end of 2000, investors began to fear the impact of the economic slowdown, pushing the stock prices of such retailers as Federated Department Stores, Lowe's Companies, and Staples to very attractive levels. The Fund's investments in these companies last year paid off this year, as the stocks rallied well off their lows.

    Following an incredibly strong 2000, oil and natural gas prices began to weaken in the first half of the year, as their prices had reached unsustainable highs. The Fund's overweighting in energy therefore hurt performance late in the period. We remain overweighted in the sector, however, as we believe longer-term, structural capacity issues keep energy an attractive area of investment.

Q:  What is your outlook regarding the future of the markets?

A: Starting in late 2000, the valuation discrepancy between momentum-driven stocks, largely in technology, and the average small- to mid-cap stock had grown too large. Since then, however, the average stock has done reasonably well while momentum stocks have done very poorly. While there still remains a valuation gap, much of it has closed. Therefore, we believe the degree of outperformance of small- and mid-cap stocks relative to larger stocks will moderate going forward.

    In our view, momentum-style investing had simply grown too popular in recent years, though many of its adherents have now had reason to lose faith in this approach. As more investors move away from momentum investing, it should become easier for the market to resume its upward path. Thank you for your investment in the Strong Opportunity Fund.

Richard Trent Weiss
Portfolio Manager


Average Annual Total Returns

As of 6-30-01

Investor Class
----------------------------------------------------
   1-year                                   2.87%
   3-year                                  13.37%
   5-year                                  17.70%
   10-year                                 18.10%
   Since Inception                         18.05%
   (12-31-85)

Advisor Class/1/
----------------------------------------------------
   1-year                                   2.56%
   3-year                                  13.05%
   5-year                                  17.39%
   10-year                                 17.79%
   Since Inception                         17.74%
   (12-31-85)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

* The Russell Midcap(TM) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell and S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.
                                                                              17

SCHEDULES OF INVESTMENTS INSECURITIES                  June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                             STRONG DISCOVERY FUND
--------------------------------------------------------------------------------

                                                          Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 92.2%
Agricultural Operations 0.7%
Delta Dollar Pine Company, Ltd.                            59,600     $1,171,140

Auto/Truck - Original Equipment 1.3%
Gentex Corporation (b)                                     81,600      2,274,192

Banks - Money Center 1.4%
Citigroup, Inc.                                            45,580      2,408,447

Banks - Northeast 0.6%
Commerce Bancorp, Inc.                                     14,900      1,044,490

Banks - Super Regional 1.8%
FleetBoston Financial Corporation                          76,500      3,017,925

Chemicals - Plastics 0.7%
Eastman Chemical Company                                   26,500      1,262,195

Chemicals - Specialty 0.8%
OM Group, Inc.                                             18,600      1,046,250
Sigma-Aldrich Corporation                                   9,400        363,028
                                                                      ----------
                                                                       1,409,278

Commercial Services - Advertising 0.5%
Lamar Advertising Company (b)                              18,900        831,600

Commercial Services - Printing 1.4%
Consolidated Graphics, Inc. (b)                           138,200      2,349,400

Commercial Services - Schools 2.4%
ITT Educational Services, Inc. (b)                         92,700      4,171,500

Commercial Services - Staffing 1.1%
Robert Half International, Inc. (b)                        75,800      1,886,662

Computer - Integrated Systems 1.0%
Avocent Corporation (b)                                    78,625      1,788,719

Computer - Memory Devices 1.4%
Microchip Technology, Inc. (b)                             67,425      2,309,306

Computer - Services 1.6%
Fiserv, Inc. (b)                                           19,100      1,222,018
Sungard Data Systems, Inc. (b)                             50,200      1,506,502
                                                                      ----------
                                                                       2,728,520

Consumer Products - Miscellaneous 0.0%
Rayovac Corporation (b)                                     2,100         44,730

Containers 1.3%
AptarGroup, Inc.                                           36,700      1,190,181
Mobile Mini, Inc. (b)                                      29,300        966,314
                                                                      ----------
                                                                       2,156,495

Cosmetics - Personal Care 0.7%
International Flavors & Fragrances                         47,200      1,186,136

Diversified Operations 1.2%
Agilent Technologies, Inc. (b)                             64,500      2,096,250

Electronics - Measuring Instruments 0.5%
Mettler-Toledo International, Inc. (b)                     20,000        865,000

Electronics - Miscellaneous Components 1.5%
Vishay Intertechnology, Inc. (b)                           108,600     2,497,800

Electronics - Parts Distributors 2.4%
Avnet, Inc.                                                185,124     4,150,480

Electronics - Semiconductor Equipment 0.9%
KLA-Tencor Corporation (b)                                  26,200     1,531,914

Electronics - Semiconductor
  Manufacturing 2.1%
Cypress Semiconductor, Inc. (b)                             54,400     1,297,440
LSI Logic Corporation (b)                                  119,700     2,250,360
                                                                      ----------
                                                                       3,547,800

Finance - Consumer/Commercial Loans 0.7%
Household International, Inc.                               16,700     1,113,890

Finance - Equity REIT 2.7%
Liberty Property Trust                                      46,900     1,388,240
Pinnacle Holdings, Inc. (b)                                546,900     3,286,869
                                                                      ----------
                                                                       4,675,109

Finance - Investment Brokers 2.9%
Lehman Brothers Holdings, Inc.                              45,100     3,506,525
Morgan Stanley, Dean Witter & Company                       21,700     1,393,791
                                                                      ----------
                                                                       4,900,316

Finance - Investment Management 2.2%
Waddell & Reed Financial, Inc. Class A                     119,875     3,806,031

Finance - Mortgage & Related Services 0.5%
Federal Home Loan Mortgage Corporation                      12,900       903,000

Financial Services - Miscellaneous 0.6%
Concord EFS, Inc. (b)                                       20,400     1,061,004

Insurance - Life 1.0%
Protective Life Corporation                                 47,500     1,632,575

Insurance - Property/Casualty/Title 1.1%
ACE, Ltd.                                                   21,900       856,071
MGIC Investment Corporation                                 13,800     1,002,432
                                                                      ----------
                                                                       1,858,503

Internet - E*Commerce 1.1%
Getty Images, Inc. (b)                                      72,800     1,911,728

Internet - Network Security/Solutions 0.9%
Network Associates, Inc. (b)                               119,600     1,489,020

Leisure - Gaming 0.3%
Park Place Entertainment Corporation (b)                    38,800       469,480

Leisure - Hotels & Motels 2.1%
Hilton Hotels Corporation                                  135,900     1,576,440
Starwood Hotels & Resorts Worldwide, Inc.                   51,700     1,927,376
                                                                      ----------
                                                                       3,503,816

Leisure - Products 1.4%
Brunswick Corporation                                       35,600       855,468
SCP Pool Corporation (b)                                    42,650     1,468,866
                                                                      ----------
                                                                       2,324,334

Leisure - Services 2.2%
Bally Total Fitness Holding Corporation (b)                 69,700     2,063,817
Carnival Corporation                                        57,200     1,756,040
                                                                      ----------
                                                                       3,819,857

--------------------------------------------------------------------------------

                             STRONG DISCOVERY FUND
--------------------------------------------------------------------------------

                                                          Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Leisure - Toys/Games/Hobby 4.7%
Action Performance Companies, Inc. (b)                    318,250     $7,956,250

Machinery - Construction/Mining 1.1%
Oshkosh Truck Corporation                                  40,900      1,809,825

Media - Cable TV 1.0%
Charter Communications, Inc. Class A (b)                   71,700      1,674,195

Media - Radio/TV 4.1%
Clear Channel Communications, Inc. (b)                     42,246      2,648,824
Hispanic Broadcasting Corporation (b)                       7,100        203,699
Radio One, Inc. Class D (b)                                73,400      1,618,470
Viacom, Inc. Class B (b)                                   49,265      2,549,464
                                                                      ----------
                                                                       7,020,457

Medical - Drug/Diversified 0.0%
Halsey Drug Company, Inc. (Acquired
  1/02/01; Cost $54,042) (b) (d) (f)                       36,920         82,701

Medical - Ethical Drugs 0.2%
Pfizer, Inc.                                                7,475        299,374

Medical - Nursing Homes 1.8%
Manor Care, Inc. (b)                                       94,500      3,000,375

Medical - Wholesale Drugs/Sundries 1.5%
AmeriSource Health Corporation Class A (b)                 45,600      2,521,680

Medical/Dental - Services 2.8%
Quest Diagnostics, Inc. (b)                                38,300      2,866,755
Renal Care Group, Inc. (b)                                 56,000      1,841,840
                                                                      ----------
                                                                       4,708,595

Medical/Dental - Supplies 3.8%
Apogent Technologies, Inc. (b)                            140,300      3,451,380
Dentsply International, Inc.                               35,500      1,574,425
Sybron Dental Specialties, Inc. (b)                        70,266      1,439,750
                                                                      ----------
                                                                       6,465,555

Oil & Gas - Drilling 2.7%
Marine Drilling Companies, Inc. (b)                        99,750      1,906,223
Nabors Industries, Inc. (b)                                53,100      1,975,320
Noble Drilling Corporation (b)                             20,300        664,825
                                                                      ----------
                                                                       4,546,368

Oil & Gas - Field Services 1.4%
BJ Services Company (b)                                    13,200        374,616
Cal Dive International, Inc. (b)                           84,600      2,081,160
                                                                      ----------
                                                                       2,455,776

Oil & Gas - United States Exploration
  & Production 3.5%
Anadarko Petroleum Corporation                             28,726      1,552,066
Devon Energy Corporation                                   21,400      1,123,500
Ocean Energy, Inc.                                        143,600      2,505,820
Spinnaker Exploration Company (b)                          18,600        741,396
                                                                      ----------
                                                                       5,922,782

Paper & Paper Products 0.5%
Buckeye Technologies, Inc. (b)                             56,000        806,400

Pollution Control - Services 3.6%
Allied Waste Industries, Inc. (b)                          84,700      1,582,196
Republic Services, Inc. (b)                               116,050      2,303,592
Waste Management, Inc.                                     72,300      2,228,286
                                                                      ----------
                                                                       6,114,074

Retail - Apparel/Shoe 1.0%
Abercrombie & Fitch Company Class A (b)                    39,100      1,739,950

Retail - Department Stores 1.1%
Federated Department Stores, Inc. (b)                      45,500      1,933,750

Retail - Home Furnishings 1.5%
Rent-A-Center, Inc. (b)                                    47,300      2,487,980

Retail - Mail Order & Direct 0.0%
Provell, Inc.Class A (b)                                    5,500         22,550

Retail - Major Discount Chains 0.8%
Target Corporation                                         37,800      1,307,880

Retail - Miscellaneous/Diversified 0.6%
Regis Corporation                                          52,675      1,105,648

Retail - Restaurants 0.2%
Applebee's International, Inc.                             16,600        332,166

Retail/Wholesale - Computer/Cellular 2.2%
Insight Enterprises, Inc. (b)                              91,700      2,246,650
RadioShack Corporation                                     51,600      1,573,800
                                                                      ----------
                                                                       3,820,450

Telecommunications - Equipment 1.4%
American Tower Corporation Class A (b)                     43,800        905,346
Belden, Inc.                                               57,200      1,530,100
                                                                      ----------
                                                                       2,435,446

Telecommunications - Services 0.3%
McLeod, Inc. (b)                                          110,400        506,736

Textile - Apparel Manufacturing 0.5%
Liz Claiborne, Inc.                                        16,900        852,605

Transportation - Rail 2.3%
Burlington Northern Santa Fe Corporation                   79,100      2,386,447
Canadian National Railway Company                          38,400      1,555,200
                                                                      ----------
                                                                       3,941,647

Utility - Electric Power 0.6%
Constellation Energy Group, Inc.                           23,800      1,013,880
--------------------------------------------------------------------------------
Total Common Stocks (Cost $142,893,454)                              157,083,737
--------------------------------------------------------------------------------
Short-Term Investments (a) 8.1%
Convertible Bonds 0.2%
Halsey Drug Company, Inc. Subordinated
  Debentures, 10.00%, Due 8/06/01
  (Acquired 8/05/96; Cost $587,550) (d) (f)           $  600,000        374,098

Repurchase Agreements 7.1%
ABN AMRO Inc. (Dated 6/29/01),
  3.98%, Due 7/02/01 (Repurchase proceeds
  $10,103,350); Collateralized by: United
  States Government & Agency Issues (e)                10,100,000     10,100,000
State Street Bank (Dated 6/29/01),
  3.50%, Due 7/02/01 (Repurchase proceeds
  $2,050,298); Collateralized by: United
  States Government & Agency Issues (e)                 2,049,700      2,049,700
                                                                      ----------
                                                                      12,149,700

United States Government Issues 0.8%
United States Treasury Bills, Due 7/19/01
  thru 9/27/01 (c)                                      1,350,000      1,341,689

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                       STRONG DISCOVERY FUND (continued)
--------------------------------------------------------------------------------

Warrants 0.0%
Halsey Drug Company, Inc., Expire 12/26/01
  (Acquired 7/21/97; Cost $0) (d) (f)                    21,429    $     10,800
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $14,091,057)                      13,876,287
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $156,984,511) 100.3%          170,960,024
Other Assets and Liabilities, Net (0.3%)                               (513,249)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $170,446,775
===============================================================================

FUTURES
--------------------------------------------------------------------------------

                                                 Underlying
                             Expiration          Face Amount         Unrealized
                                Date               at Value         Depreciation
--------------------------------------------------------------------------------
Purchased:
22 NASDAQ 100                   9/01             $4,062,300           $163,796
34 Russell 2000                 9/01              8,765,200             19,822


                            STRONG DOW 30 VALUE FUND
--------------------------------------------------------------------------------

                                                        Shares or
                                                        Principal     Value
                                                         Amount     (Note 2)
--------------------------------------------------------------------------------
Common Stocks 100.7%
Aerospace - Defense 4.3%
The Boeing Company                                       88,600    $  4,926,160

Aerospace - Defense Equipment 2.5%
United Technologies Corporation                          38,000       2,783,880

Auto Manufacturers - Domestic 4.3%
General Motors Corporation                               76,600       4,929,210

Banks - Money Center 10.2%
Citigroup, Inc.                                         129,033       6,818,104
J.P. Morgan Chase & Company                             108,300       4,830,180
                                                                   ------------
                                                                     11,648,284

Beverages - Soft Drinks 1.5%
The Coca-Cola Company                                    38,000       1,710,000

Computer - Manufacturers 6.9%
Hewlett-Packard Company                                  38,000       1,086,800
International Business Machines Corporation              59,500       6,723,500
                                                                   ------------
                                                                      7,810,300

Computer Software - Desktop 7.5%
Microsoft Corporation (b)                               116,800       8,479,680

Diversified Operations 7.1%
E.I. Du Pont de Nemours & Company                        38,000       1,833,120
Honeywell International, Inc.                            38,000       1,329,620
Minnesota Mining & Manufacturing Company                 43,100       4,917,710
                                                                   ------------
                                                                      8,080,450

Electrical - Equipment 4.6%
General Electric Company                                108,200       5,274,750

Electronics - Semiconductor
  Manufacturing 5.5%
Intel Corporation                                       214,100       6,262,425

Financial Services - Miscellaneous 3.0%

American Express Company                                 88,500       3,433,800

Leisure - Photo Equipment/Related 2.4%
Eastman Kodak Company                                    58,000       2,707,440

Leisure - Services 2.0%
The Walt Disney Company                                  78,100       2,256,309

Machinery - Construction/Mining 4.5%
Caterpillar, Inc.                                       101,200       5,065,060

Medical - Drug/Diversified 4.3%
Johnson & Johnson                                        97,000       4,850,000

Medical - Ethical Drugs 2.1%
Merck & Company,Inc                                      38,100       2,434,971

Metal Ores - Miscellaneous 5.7%
Alcoa, Inc.                                             164,200       6,469,480

Oil & Gas - International Integrated 2.9%
Exxon Mobil Corporation                                  38,100       3,328,035

Paper & Paper Products 1.2%
International Paper Company                              38,200       1,363,740

Retail - Major Discount Chains 4.4%
Wal-Mart Stores, Inc.                                   102,800       5,016,640

Retail - Restaurants 2.9%
McDonald's Corporation                                  123,000       3,328,380

Retail/Wholesale - Building Products 5.0%
The Home Depot, Inc.                                    123,200       5,734,960

Soap & Cleaning Preparations 2.1%
The Procter & Gamble Company                             38,000       2,424,400

Telecommunications - Services 2.1%
AT&T Corporation                                         38,000         836,000
SBC Communications, Inc.                                 38,000       1,522,280
                                                                   ------------
                                                                      2,358,280

Tobacco 1.7%
Philip Morris Companies, Inc.                            38,000       1,928,500
-------------------------------------------------------------------------------
Total Common Stocks (Cost $104,505,685)                             114,605,134
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.4%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01),
  3.98%, Due 7/02/01 (Repurchase proceeds
  $2,800,929); Collateralized by: United
  States Government & Agency Issues (e)              $2,800,000       2,800,000
State Street Bank (Dated 6/29/01),
  3.50%, Due 7/02/01 (Repurchase proceeds
  $2,146,126); Collateralized by: United
  States Government & Agency Issues (e)               2,145,500       2,145,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,945,500)                        4,945,500
-------------------------------------------------------------------------------
Total Investments in Securities
(Cost $109,451,185) 105.1%                                          119,550,634
Other Assets and Liabilities, Net (5.1%)                             (5,791,604)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $113,759,030
===============================================================================

--------------------------------------------------------------------------------

                              STRONG ENDEAVOR FUND
--------------------------------------------------------------------------------

                                                          Shares or
                                                          Principal      Value
                                                            Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 92.5%
Banks - Money Center 2.9%
The Bank of New York Company, Inc.                             295      $ 14,160
Citigroup, Inc.                                              2,475       130,779
J.P. Morgan Chase & Company                                    680        30,328
                                                                        --------
                                                                         175,267

Banks - Super Regional 2.3%
Northern Trust Company                                         850        53,125
State Street Corporation                                       668        33,059
Wells Fargo Company                                          1,195        55,484
                                                                        --------
                                                                         141,668

Beverages - Soft Drinks 2.5%
The Coca-Cola Company                                        1,785        80,325
PepsiCo, Inc.                                                1,575        69,615
                                                                        --------
                                                                         149,940

Commercial Services - Advertising 2.0%
Lamar Advertising Company (b)                               2,700        118,800

Computer - Local Networks 2.4%
Brocade Communications Systems, Inc. (b)                       965        42,450
Cisco Systems, Inc. (b)                                      4,315        78,533
McDATA Corporation (b)                                       1,215        26,536
                                                                        --------
                                                                         147,519

Computer - Manufacturers 2.1%
Dell Computer Corporation (b)                                1,805        46,840
International Business Machines Corporation                    435        49,155
Sun Microsystems, Inc. (b)                                   2,185        34,348
                                                                        --------
                                                                         130,343

Computer - Memory Devices 0.4%
EMC Corporation (b)                                            825        23,966

Computer - Services 1.0%
Automatic Data Processing, Inc.                              1,265        62,870

Computer Software - Desktop 2.0%
Microsoft Corporation (b)                                    1,670       121,242

Computer Software - Education/
  Entertainment 0.8%
Electronic Arts, Inc. (b)                                      810        46,899

Computer Software - Enterprise 3.9%
Citrix Systems, Inc. (b)                                     1,000        34,900
I2 Technologies, Inc. (b)                                      960        19,008
Oracle Systems Corporation (b)                                 765        14,535
Siebel Systems, Inc. (b)                                       980        45,962
VERITAS Software Corporation (b)                             1,835       122,083
                                                                        --------
                                                                         236,488

Computer Software - Security 1.0%
Check Point Software Technologies, Ltd. (b)                  1,150        58,155

Diversified Operations 4.5%
AOL Time Warner, Inc. (b)                                    2,465       130,645
Canadian Pacific, Ltd.                                       1,410        54,638
Pharmacia Corporation                                        1,835        84,318
                                                                        --------
                                                                         269,601

Electrical - Equipment 2.1%
General Electric Company                                     2,635       128,456

Electronics - Measuring Instruments 1.2%
Tektronix, Inc. (b)                                          1,245        33,802
Waters Corporation (b)                                       1,425        39,344
                                                                        --------
                                                                          73,146

Electronics - Semiconductor Equipment 0.5%
Applied Materials, Inc. (b)                                    660        32,406

Electronics - Semiconductor
  Manufacturing 3.2%
Analog Devices, Inc. (b)                                       720        31,140
Intel Corporation                                            3,075        89,944
Texas Instruments, Inc.                                      1,155        36,382
Xilinx, Inc. (b)                                               895        36,910
                                                                        --------
                                                                         194,376

Electronics Products - Miscellaneous 1.8%
Celestica, Inc. (b)                                          1,125        57,938
Gemstar-TV Guide International, Inc. (b)                     1,150        50,600
                                                                        --------
                                                                         108,538

Energy - Other 0.3%
The AES Corporation (b)                                        380        16,359

Finance - Investment Brokers 1.2%
The Goldman Sachs Group, Inc.                                  240        20,592
Lehman Brothers Holdings, Inc.                                 290        22,548
Morgan Stanley, Dean Witter & Company                          505        32,436
                                                                        --------
                                                                          75,576

Finance - Mortgage & Related Services 2.5%
Federal Home Loan Mortgage Corporation                       1,105        77,350
Federal National Mortgage Association                          875        74,506
                                                                        --------
                                                                         151,856

Finance - Publicly Traded Investment
  Funds - Equity 0.8%
Standard & Poors Depositary Receipt Trust
  Unit Series 1                                                385        47,436

Finance - Savings & Loan 0.9%
Washington Mutual, Inc.                                      1,508        56,606

Food - Miscellaneous Preparation 0.4%
Unilever NV - New York Shares                                  432        25,734

Insurance - Brokers 0.6%
Marsh & McLennan Companies, Inc.                               375        37,875

Insurance - Property/Casualty/Title 3.2%
ACE, Ltd.                                                      905        35,376
American International Group, Inc.                           1,375       118,250
Hartford Financial Services Group, Inc.                        595        40,698
                                                                        --------
                                                                         194,324

Internet - Software 0.3%
BEA Systems, Inc. (b)                                          525        16,123

Leisure - Products 0.8%
Brunswick Corporation                                        2,125        51,064

Media - Cable TV 7.1%
AT&T Corporation - Liberty Media Group
  Class A (b)                                                8,005       140,007
Charter Communications, Inc. Class A (b)                     7,640       178,394
Comcast Corporation Class A (b)                                850        36,890
EchoStar Communications Corporation
  Class A (b)                                                2,385        77,322
                                                                        --------
                                                                         432,613

Media - Newspapers 2.0%
Gannett Company, Inc.                                          935        61,617
Tribune Company                                              1,530        61,215
                                                                        --------
                                                                         122,832

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                        STRONG ENDEAVOR FUND (continued)
--------------------------------------------------------------------------------

                                                          Shares or
                                                          Principal    Value
                                                           Amount     (Note 2)
--------------------------------------------------------------------------------
Media - Radio/TV 3.5%
Clear Channel Communications, Inc. (b)                      1,440      $ 90,288
Viacom, Inc. Class B (b)                                    2,295       118,766
                                                                       --------
                                                                        209,054

Medical - Biomedical/Genetics 0.6%
Amgen, Inc. (b)                                               610        37,015

Medical - Drug/Diversified 1.5%
Johnson & Johnson                                           1,760        88,000

Medical - Ethical Drugs 5.9%
American Home Products Corporation                            490        28,636
Bristol-Myers Squibb Company                                1,055        55,176
Eli Lilly & Company                                           670        49,580
Merck & Company, Inc.                                       1,380        88,196
Pfizer, Inc.                                                3,340       133,767
                                                                       --------
                                                                        355,355

Medical - Hospitals 0.3%
Tenet Healthcare Corporation (b)                              350        18,056

Medical - Products 0.7%
Baxter International, Inc.                                    900        44,100

Oil & Gas - Canadian Exploration &
  Production 0.6%
Talisman Energy, Inc.                                         990        37,709

Oil & Gas - Drilling 0.3%
Nabors Industries, Inc. (b)                                   460        17,112

Oil & Gas - International Integrated 1.2%
Exxon Mobil Corporation                                       850        74,248

Paper & Paper Products 0.7%
Kimberly-Clark Corporation                                    720        40,248

Retail - Apparel/Shoe 0.9%
Abercrombie & Fitch Company Class A (b)                     1,275        56,738

Retail - Consumer Electronics 0.9%
Circuit City Stores, Inc.                                   3,150        56,700

Retail - Department Stores 0.5%
Federated Department Stores, Inc. (b)                         705        29,963

Retail - Mail Order & Direct 1.5%
Cendant Corporation (b)                                     4,670        91,065

Retail - Major Discount Chains 2.6%
Costco Wholesale Corporation (b)                              560        23,005
Target Corporation                                            530        18,338
Wal-Mart Stores, Inc.                                       2,315       112,972
                                                                       --------
                                                                        154,315

Retail - Miscellaneous/Diversified 1.9%
Barnes & Noble, Inc. (b)                                    2,900       114,114

Retail - Restaurants 1.2%
McDonald's Corporation                                      2,745        74,280

Retail - Super/Mini Markets 0.7%
The Kroger Company (b)                                      1,635        40,875

Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company                                  900        57,420

Telecommunications - Equipment 1.4%
Comverse Technology, Inc. (b)                                 795        45,808
Nokia Corporation Sponsored ADR                             1,665        36,697
                                                                      ---------
                                                                         82,505

Telecommunications - Services 5.0%
BellSouth Corporation                                       1,080        43,492
Cablevision Systems Corporation (b)                         1,180        69,030
Qwest Communications International, Inc.                      960        30,595
SBC Communications,Inc                                      1,875        75,112
Verizon Communications,Inc                                  1,540        82,390
                                                                      ---------
                                                                        300,619

Textile - Apparel Manufacturing 1.6%
Liz Claiborne, Inc.                                         1,380        69,621
Polo Ralph Lauren Corporation (b)                           1,150        29,670
                                                                      ---------
                                                                         99,291

Tobacco 0.9%
Philip Morris Companies, Inc.                               1,090        55,318

Trucks & Parts - Heavy Duty 0.5%
Eaton Corporation                                             420        29,442
--------------------------------------------------------------------------------
Total Common Stocks (Cost $5,648,891)                                 5,611,620
--------------------------------------------------------------------------------
Preferred Stocks 1.5%
News Corporation, Ltd. Sponsored ADR                        2,735        88,614
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $88,166)                                    88,614
--------------------------------------------------------------------------------
Short-Term Investments (a) 9.2%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01),
  3.98%, Due 7/02/01 (Repurchase
  proceeds $300,100); Collateralized by:
  United States Government & Agency
  Issues (e)                                             $300,000       300,000
State Street Bank (Dated 6/29/01),
  3.50%, Due 7/02/01 (Repurchase proceeds
  $257,675); Collateralized by: United States
  Government & Agency Issues (e)                          257,600       257,600
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $557,600)                            557,600
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $6,294,657) 103.2%              6,257,834
Other Assets and Liabilities, Net (3.2%)                               (193,770)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $6,064,064
================================================================================


                           STRONG LARGE CAP CORE FUND
--------------------------------------------------------------------------------


                                                               Shares or
                                                               Principal      Value
                                                                 Amount      (Note 2)
-------------------------------------------------------------------------------------
Common Stocks 96.9%
Aerospace - Defense 1.2%
The Boeing Company                                               1,200       $ 66,720

Aerospace - Defense Equipment 1.8%
United Technologies Corporation                                  1,400        102,564

Auto Manufacturers - Domestic 2.0%
General Motors Corporation                                       1,700        109,395

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     STRONG LARGE CAP CORE FUND (continued)
--------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal     Value
                                                             Amount     (Note 2)
--------------------------------------------------------------------------------
Banks - Money Center 3.4%
Citigroup, Inc.                                              3,533      $186,684

Banks - Super Regional 2.3%
FleetBoston Financial Corporation                            3,300       130,185

Commercial Services - Staffing 2.0%
Robert Half International, Inc. (b)                          4,400       109,516

Computer - Integrated Systems 1.0%
Avocent Corporation (b)                                      2,400        54,600

Computer - Local Networks 1.0%
Cisco Systems, Inc. (b)                                      3,000        54,600

Computer - Manufacturers 4.6%
Dell Computer Corporation (b)                                2,000        51,900
Hewlett-Packard Company                                      2,000        57,200
International Business Machines Corporation                  1,300       146,900
                                                                        --------
                                                                         256,000

Computer - Services 4.0%
Electronic Data Systems Corporation                          2,100       131,250
Sungard Data Systems, Inc. (b)                               3,000        90,030
                                                                        --------
                                                                         221,280

Computer Software - Desktop 3.9%
Microsoft Corporation (b)                                    3,000       217,800

Diversified Operations 6.0%
AOL Time Warner, Inc. (b)                                    1,600        84,800
Agilent Technologies, Inc. (b)                               3,800       123,500
Canadian Pacific, Ltd.                                       3,300       127,875
                                                                        --------
                                                                         336,175

Electrical - Equipment 3.3%
General Electric Company                                     3,800       185,250

Electronics - Semiconductor
  Manufacturing 2.7%
Intel Corporation                                            2,700        78,975
Texas Instruments, Inc.                                      2,200        69,300
                                                                        --------
                                                                         148,275

Finance - Equity REIT 1.9%
Pinnacle Holdings, Inc. (b)                                 18,000       108,180

Finance - Investment Brokers 3.1%
Morgan Stanley, Dean Witter & Company                        2,700       173,421

Finance - Investment Management 2.2%
Waddell & Reed Financial, Inc. Class A                       3,800       120,650

Finance - Mortgage & Related Services 2.3%
Federal Home Loan Mortgage Corporation                       1,800       126,000

Finance - Publicly Traded Investment
  Funds - Equity 4.9%
Standard & Poors Depositary Receipt
  Trust Unit Series 1                                        2,200       271,062

Insurance - Property/Casualty/Title 1.1%
ACE, Ltd.                                                    1,600        62,544

Leisure - Hotels & Motels 2.0%
Marriott International, Inc. Class A                         2,400       113,616

Leisure - Services 1.2%
Carnival Corporation                                         2,200        67,540

Machinery - Construction/Mining 0.9%
Caterpillar, Inc.                                            1,000        50,050

Media - Radio/TV 6.1%
Clear Channel Communications, Inc. (b)                       2,800       175,560
Viacom, Inc. Class B (b)                                     3,194       165,289
                                                                        --------
                                                                         340,849

Medical - Drug/Diversified 1.4%
Johnson & Johnson                                            1,600        80,000

Medical - Ethical Drugs 2.3%
Pfizer, Inc.                                                 3,200       128,160

Medical - Products 2.6%
Baxter International, Inc.                                   3,000       147,000

Medical - Wholesale Drugs/Sundries 2.5%
Cardinal Health, Inc.                                        2,000       138,000

Medical/Dental - Services 2.4 %
Quest Diagnostics, Inc. (b)                                  1,800       134,730

Oil & Gas - Drilling 2.0%
Nabors Industries, Inc. (b)                                  3,000       111,600

Oil & Gas - International Integrated 1.2%
Exxon Mobil Corporation                                        775        67,696


Oil & Gas - United States Exploration &
  Production 2.0%
Anadarko Petroleum Corporation                               1,300        70,239
Ocean Energy, Inc.                                           2,300        40,135
                                                                        --------
                                                                         110,374

Pollution Control - Services 3.2%
Waste Management, Inc.                                       5,700       175,674

Retail - Apparel/Shoe 1.0%
The Gap, Inc.                                                2,000        58,000

Retail - Department Stores 2.4%
Federated Department Stores, Inc. (b)                        3,100       131,750

Retail - Major Discount Chains 1.1%
Wal-Mart Stores, Inc.                                        1,200        58,560

Soap & Cleaning Preparations 1.8%
The Procter & Gamble Company                                 1,600       102,080

Telecommunications - Services 1.3%
Verizon Communications, Inc.                                 1,400        74,900

Tobacco 1.6%
Philip Morris Companies, Inc.                                1,800        91,350

Transportation - Air Freight 2.1%
United Parcel Service, Inc. Class B                          2,000       115,600

Utility - Electric Power 1.1%
Constellation Energy Group, Inc.                             1,500        63,900
--------------------------------------------------------------------------------
Total Common Stocks (Cost $5,208,804)                                  5,402,330
--------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG LARGE CAP CORE FUND (continued)
--------------------------------------------------------------------------------

                                                        Shares or
                                                        Principal       Value
                                                          Amount       (Note 2)
-------------------------------------------------------------------------------
Short-Term Investments (a) 3.8%
Repurchase Agreements
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $213,562);
  Collateralized by: United States
  Government & Agency Issues (e)                         $213,500      $213,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $213,500)                            213,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $5,422,304) 100.7%              5,615,830
Other Assets and Liabilities, Net (0.7%)                                (42,010)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                    $5,573,820
================================================================================

                          STRONG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                        Shares or
                                                        Principal       Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 90.4%
Aerospace - Defense 0.3%
Lockheed Martin Corporation                               100,000    $ 3,705,000

Aerospace - Defense Equipment 0.4%
United Technologies Corporation                            70,000      5,128,200

Banks - Money Center 3.6%
Bank of America Corporation                               140,000      8,404,200
The Bank of New York Company, Inc.                         90,000      4,320,000
Citigroup, Inc.                                           550,000     29,062,000
                                                                     -----------
                                                                      41,786,200

Banks - Super Regional 1.1%
Fifth Third Bancorp                                       140,000      8,407,000
Northern Trust Company                                     70,000      4,375,000
                                                                     -----------
                                                                      12,782,000

Beverages - Soft Drinks 0.3%
PepsiCo, Inc.                                              90,000      3,978,000

Building - Construction Products/
   Miscellaneous 0.2%
Masco Corporation                                         100,000      2,496,000

Building - Heavy Construction 0.8%
Fluor Corporation                                         195,000      8,804,250

Building Products - Wood 0.8%
Georgia-Pacific Corporation                               125,000      4,231,250
Weyerhaeuser Company                                       90,000      4,947,300
                                                                     -----------
                                                                       9,178,550

Chemicals - Specialty 0.4%
Air Products & Chemicals, Inc.                             90,000      4,117,500

Computer - Local Networks 2.6%
Cisco Systems, Inc. (b)                                 1,580,000     28,756,000
Juniper Networks, Inc. (b)                                 45,000      1,399,500
                                                                     -----------
                                                                      30,155,500

Computer - Manufacturers 4.8%
Dell Computer Corporation (b)                             700,000     18,165,000
International Business Machines Corporation               295,000     33,335,000
Sun Microsystems, Inc. (b)                                300,000      4,716,000
                                                                     -----------
                                                                      56,216,000

Computer - Memory Devices 0.8%
EMC Corporation (b)                                       325,000      9,441,250

Computer - Services 0.3%
Electronic Data Systems Corporation                        60,000      3,750,000

Computer Software - Desktop 6.5%
Microsoft Corporation (b)                               1,040,000     75,504,000

Computer Software - Enterprise 3.5%
Adobe Systems, Inc.                                        20,000        940,000
Computer Associates International, Inc.                   200,000      7,200,000
Oracle Systems Corporation (b)                            625,000     11,875,000
Siebel Systems, Inc. (b)                                  180,000      8,442,000
VERITAS Software Corporation (b)                          180,000     11,975,400
                                                                     -----------
                                                                      40,432,400

Diversified Operations 5.4%
AOL Time Warner, Inc. (b)                                 825,000     43,725,000
Minnesota Mining & Manufacturing Company                   25,000      2,852,500
Pharmacia Corporation                                      70,000      3,216,500
Textron, Inc.                                              50,000      2,752,000
Tyco International, Ltd.                                  200,000     10,900,000
                                                                     -----------
                                                                      63,446,000

Electrical - Equipment 6.1%
General Electric Company                                1,450,000     70,687,500

Electronics - Semiconductor
  Equipment 2.5%
Applied Materials, Inc. (b)                               310,000     15,221,000
KLA-Tencor Corporation (b)                                130,000      7,601,100
Novellus Systems, Inc. (b)                                 20,000      1,135,800
Teradyne, Inc. (b)                                        150,000      4,965,000
                                                                     -----------
                                                                      28,922,900

Electronics - Semiconductor
  Manufacturing 8.1%
Advanced Micro Devices, Inc. (b)                          100,000      2,888,000
Analog Devices, Inc. (b)                                  240,000     10,380,000
Intel Corporation                                       1,200,000     35,100,000
Linear Technology Corporation                              40,000      1,768,800
Maxim Integrated Products, Inc. (b)                        50,000      2,210,500
Micron Technology, Inc. (b)                               400,000     16,440,000
Taiwan Semiconductor Manufacturing
  Company, Ltd. Sponsored ADR (b)                         625,000      9,493,750
Texas Instruments, Inc.                                   286,900      9,037,350
Xilinx, Inc. (b)                                          170,000      7,010,800
                                                                     -----------
                                                                      94,329,200

Energy - Other 0.3%
Calpine Corporation (b)                                   100,000      3,780,000

Finance - Consumer/Commercial Loans 1.4%
Household International, Inc.                             170,000     11,339,000
USA Education, Inc.                                        75,000      5,475,000
                                                                     -----------
                                                                      16,814,000

Finance - Investment Brokers 1.4%
The Goldman Sachs Group, Inc.                              12,000      1,029,600
Lehman Brothers Holdings, Inc.                             40,000      3,110,000
Merrill Lynch & Company, Inc.                              95,000      5,628,750
Morgan Stanley, Dean Witter & Company                     100,000      6,423,000
                                                                     -----------
                                                                      16,191,350

Finance - Mortgage & Related Services 2.0%
Federal Home Loan Mortgage Corporation                    180,000     12,600,000
Federal National Mortgage Association                     125,000     10,643,750
                                                                     -----------
                                                                      23,243,750

Finance - Savings & Loan 0.5%
Golden West Financial Corporation                          95,000      6,102,800

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal           Value
                                                     Amount           (Note 2)
--------------------------------------------------------------------------------
Financial Services - Miscellaneous 1.6%
First Data Corporation                                220,000        $14,135,000
John Hancock Financial Services, Inc.                 110,000          4,428,600
                                                                     -----------
                                                                      18,563,600
Insurance - Life 0.3%
Lincoln National Corporation                           75,000          3,881,250

Insurance - Property/Casualty/Title 2.6%
The Allstate Corporation                              100,000          4,399,000
American International Group, Inc.                    150,000         12,900,000
Chubb Corporation                                      50,000          3,871,500
MGIC Investment Corporation                           130,000          9,443,200
                                                                     -----------
                                                                      30,613,700
Internet - E*Commerce 0.9%
eBay, Inc. (b)                                        160,000         10,958,400

Internet - Internet Service Provider/
   Content 0.4%
RealNames Corporation Series E
   (Acquired 10/03/00; Cost $2,500,000) (b) (d)     1,000,000          5,000,000

Internet - Network Security/Solutions 0.1%
VeriSign, Inc. (b)                                     20,000          1,200,200

Internet - Software 0.1%
BEA Systems, Inc. (b)                                  30,000            921,300

Leisure - Hotels & Motels 0.8%
Marriott International, Inc. Class A                  200,000          9,468,000

Machinery - General Industrial 0.2%
Ingersoll-Rand Company                                 50,000          2,060,000

Media - Cable TV 0.4%
Comcast Corporation Class A (b)                       100,000          4,340,000

Media - Newspapers 0.2%
Gannett Company, Inc.                                  30,000          1,977,000

Media - Radio/TV 1.7%
Clear Channel Communications, Inc. (b)                185,000         11,599,500
Viacom, Inc. Class B (b)                              160,000          8,280,000
                                                                     -----------
                                                                      19,879,500
Medical - Biomedical/Genetics 2.4%
Amgen, Inc. (b)                                       110,000          6,674,800
Genentech, Inc. (b)                                   125,000          6,887,500
Genzyme Corporation (b)                                88,100          5,374,100
Human Genome Sciences, Inc. (b)                        35,000          2,108,750
IDEC Pharmaceuticals Corporation (b)                   85,000          5,753,650
Medimmune, Inc. (b)                                    30,000          1,416,000
                                                                     -----------
                                                                      28,214,800
Medical - Drug/Diversified 2.6%
Abbott Laboratories                                   360,000         17,283,600
Johnson & Johnson                                     255,000         12,750,000
                                                                     -----------
                                                                      30,033,600
Medical - Ethical Drugs 4.9%
American Home Products Corporation                    150,000          8,766,000
Elan Corporation PLC Sponsored ADR (b)                 75,000          4,575,000
Forest Laboratories, Inc. (b)                          25,000          1,775,000
Eli Lilly & Company                                    90,000          6,660,000
Pfizer, Inc.                                          675,000         27,033,750
Schering-Plough Corporation                           235,000          8,516,400
                                                                     -----------
                                                                      57,326,150
Medical - Generic Drugs 0.5%
IVAX Corporation (b)                                  125,000          4,875,000
Watson Pharmaceuticals, Inc. (b)                       25,000          1,541,000
                                                                     -----------
                                                                       6,416,000
Medical - Health Maintenance
  Organizations 0.3%
UnitedHealth Group, Inc.                               60,000          3,705,000

Medical - Hospitals 0.4%
Tenet Healthcare Corporation (b)                      100,000          5,159,000

Medical - Instruments 0.4%
Biomet, Inc.                                          100,000          4,806,000

Medical - Products 1.2%
Baxter International, Inc.                            275,000         13,475,000

Medical - Wholesale Drugs/Sundries 0.5%
Cardinal Health, Inc.                                  90,000          6,210,000

Metal Ores - Miscellaneous 0.5%
Alcan, Inc.                                            50,000          2,101,000
Alcoa, Inc.                                           100,000          3,940,000
                                                                     -----------
                                                                       6,041,000
Metal Products - Fasteners 0.7%
Illinois Tool Works, Inc.                             120,000          7,596,000

Oil & Gas - Drilling 0.2%
Transocean Sedco Forex, Inc.                           55,000          2,268,750

Oil & Gas - Field Services 0.3%
Halliburton Company                                    90,000          3,204,000

Pollution Control - Services 0.8%
Waste Management, Inc.                                300,000          9,246,000

Retail - Apparel/Shoe 0.2%
The Gap, Inc.                                          95,000          2,755,000

Retail - Consumer Electronics 0.8%
Best Buy Company, Inc. (b)                            150,000          9,528,000

Retail - Department Stores 1.8%
Kohl's Corporation (b)                                330,000         20,700,900

Retail - Drug Stores 0.3%
Walgreen Company                                      100,000          3,415,000

Retail - Mail Order & Direct 0.2%
Cendant Corporation (b)                               100,000          1,950,000

Retail - Major Discount Chains 2.2%
Target Corporation                                    175,000          6,055,000
Wal-Mart Stores, Inc.                                 400,000         19,520,000
                                                                     -----------
                                                                      25,575,000
Retail - Miscellaneous/Diversified 0.4%
Bed Bath & Beyond, Inc. (b)                           150,000          4,500,000

Retail/Wholesale - Building Products 3.4%
The Home Depot, Inc.                                  550,000         25,602,500
Lowe's Companies, Inc.                                190,000         13,784,500
                                                                     -----------
                                                                      39,387,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                            Shares or
                                                            Principal               Value
                                                              Amount               (Note 2)
---------------------------------------------------------------------------------------------
Telecommunications - Cellular 0.2%
Sprint Corporation - PCS Group (b)                              100,000        $    2,415,000

Telecommunications - Equipment 1.0%
Comverse Technology, Inc. (b)                                    20,000             1,152,400
Qualcomm, Inc. (b)                                              170,000             9,941,600
                                                                               --------------
                                                                                   11,094,000
Telecommunications - Services 0.4%
Verizon Communications, Inc.                                     90,000             4,815,000

Tobacco 0.4%
Philip Morris Companies, Inc.                                   100,000             5,075,000
---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $977,241,133)                                         1,054,766,500
---------------------------------------------------------------------------------------------
Convertible Bonds 1.3%
Charter Communications, Inc. Senior Notes,
  4.75%, Due 6/01/06                                     $    4,120,000             4,408,400
Juniper Networks, Inc. Subordinated Notes,
  4.75%, Due 3/15/07                                          3,350,000             2,407,813
VERITAS Software Corporation/VERITAS
  Operating Corporation Subordinated Notes,
  1.856%, Due 8/13/06                                         4,350,000             8,618,437
---------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $12,520,727)                                         15,434,650
---------------------------------------------------------------------------------------------
Short-Term Investments (a) 7.9%
Repurchase Agreements
Barclays Capital, Inc. (Dated 6/29/01) 3,95%,
  Due 7/02/01 (Repurchase proceeds
  $87,628,835); Collateralized by:
  United States Treasury Notes (e)                           87,600,000            87,600,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds
  $4,053,382); Collateralized by:
  United States Government & Agency Issues (e)                4,052,200             4,052,200
---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $91,652,200)                                    91,652,200
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $1,081,414,060) 99.6%                                                   1,161,853,350
Other Assets and Liabilites, Net 0.4%                                               4,698,542
---------------------------------------------------------------------------------------------
Net Assets 100.0%                                                              $1,166,551,892
=============================================================================================

WRITTEN OPTIONS ACTIVITY
----------------------------------------------------------------------------------------------
                                                             Contracts            Premiums
----------------------------------------------------------------------------------------------
Options outstanding at beginning of period                        1,125         $   1,378,664
Options written during the period                                 1,485             1,569,992
Options closed                                                   (2,110)           (2,562,669)
Options expired                                                      --                    --
Options exercised                                                  (500)             (385,987)
                                                                  -----         -------------
Options outstanding at end of period                                 --         $          --
                                                                  =====         =============

Closed and exercised options resulted in a capital loss of $813,883.


                        STRONG MID CAP DISCIPLINED FUND
----------------------------------------------------------------------------------------------

                                                            Shares or
                                                            Principal               Value
                                                              Amount               (Note 2)
----------------------------------------------------------------------------------------------
Common Stocks 96.7%
Banks - Southeast 2.0%
Compass Bancshares, Inc.                                         40,000            $1,060,000

Banks - Super Regional 1.9%
Marshall & Ilsley Corporation                                    18,700             1,007,930

Building - Paint & Allied Products 1.9%
H.B. Fuller Company                                              20,300             1,012,970

Chemicals - Basic 0.7%
Cambrex Corporation                                               7,050               356,589

Chemicals - Specialty 5.9%
Airgas, Inc. (b)                                                171,100             2,036,090
Cytec Industries, Inc. (b)                                       29,300             1,113,400
                                                                                   ----------
                                                                                    3,149,490
Computer - Services 4.3%
IMS Health, Inc.                                                 26,600               758,100
Perot Systems Corporation (b)                                    84,700             1,533,070
                                                                                   ----------
                                                                                    2,291,170
Computer Software - Enterprise 2.4%
Hyperion Solutions Corporation (b)                               85,900             1,288,500

Diversified Operations 0.8%
Textron, Inc.                                                     7,700               423,808

Electronics - Semiconductor Equipment 1.7%
Asyst Technologies, Inc. (b)                                     69,200               934,200

Energy - Other 3.5%
Arch Coal, Inc.                                                  53,900             1,394,393
NRG Energy, Inc. (b)                                             20,600               454,848
                                                                                   ----------
                                                                                    1,849,241
Finance - Equity REIT 1.0%
Equity Residential Properties Trust                               9,400               531,570

Finance - Investment Management 1.5%
Waddell & Reed Financial, Inc. Class A                           24,775               786,606

Finance - Savings & Loan 5.2%
GreenPoint Financial Corporation                                 24,900               956,160
Sovereign Bancorp, Inc.                                         139,400             1,812,200
                                                                                   ----------
                                                                                    2,768,360
Financial Services - Miscellaneous 3.1%
Heller Financial, Inc.                                           42,000             1,680,000

Food - Dairy Products 3.0%
Suiza Foods Corporation (b)                                      30,200             1,603,620

Food - Miscellaneous Preparation 3.3%
General Mills, Inc.                                              40,100             1,755,578

Insurance - Brokers 0.9%
Arthur J. Gallagher & Company                                    18,700               486,200

Insurance - Life 0.9%
Protective Life Corporation                                      15,400               529,298

--------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal         Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
Insurance - Property/Casualty/Title 5.0%
ACE, Ltd.                                             26,400       $ 1,031,976
Old Republic International Corporation                19,650           569,850
XL Capital, Ltd. Class A                              12,800         1,050,880
                                                                   -----------
                                                                     2,652,706
Internet - Software 2.2%
Aspen Technology, Inc. (b)                            48,500         1,173,700

Medical - Hospitals 3.2%
Triad Hospitals, Inc. (b)                             57,500         1,694,525

Medical - Outpatient/Home Care 1.3%
HEALTHSOUTH Corporation (b)                           42,600           680,322

Medical - Wholesale Drugs/Sundries 1.6%
AmeriSource Health Corporation Class A (b)            16,100           890,330

Medical/Dental - Supplies 2.1%
Dentsply International, Inc.                           7,750           343,713
Sybron Dental Specialties, Inc. (b)                   39,100           801,159
                                                                   -----------
                                                                     1,144,872
Metal Ores - Gold/Silver 1.8%
Newmont Mining Company                                50,900           947,249

Oil & Gas - Drilling 1.5%
Pride International, Inc. (b)                         43,100           818,900

Oil & Gas - United States Exploration &
  Production 3.2%
Anadarko Petroleum Corporation                         3,600           194,508
Burlington Resources, Inc.                             4,700           187,765
Devon Energy Corporation                              25,200         1,323,000
                                                                   -----------
                                                                     1,705,273
Paper & Paper Products 2.0%
Wausau-Mosinee Paper Corporation                      80,900         1,042,801

Pollution Control - Services 3.2%
Republic Services, Inc. (b)                           85,350         1,694,197

Retail - Department Stores 4.0%
Federated Department Stores, Inc. (b)                 22,300           947,750
Saks, Inc. (b)                                       122,300         1,174,080
                                                                   -----------
                                                                     2,121,830
Retail - Mail Order & Direct 1.9%
Cendant Corporation (b)                               52,950         1,032,525

Retail/Wholesale - Computer/Cellular 0.6%
Insight Enterprises, Inc. (b)                         13,400           328,300

Retail/Wholesale - Food 2.8%
SUPERVALU, Inc.                                       86,300         1,514,565

Telecommunications - Equipment 4.1%
Harmonic, Inc. (b)                                   154,600         1,546,000
Harris Corporation                                    24,400           663,924
                                                                   -----------
                                                                     2,209,924
Textile - Apparel Manufacturing 3.3%
Russell Corporation                                  103,600         1,760,164

Trucks & Parts - Heavy Duty 2.5%
Cummins, Inc.                                         33,900         1,311,930

Utility - Electric Power 6.4%
Allegheny Energy, Inc.                                 4,600           221,950
Constellation Energy Group, Inc.                      11,600           494,160
Dominion Resources, Inc.                               7,200           432,936
Entergy Corporation                                   11,800           453,002
FirstEnergy Corporation                               30,100           968,016
NiSource, Inc.                                        12,100           330,693
Reliant Energy, Inc.                                  15,800           508,918
                                                                   -----------
                                                                     3,409,675
--------------------------------------------------------------------------------
Total Common Stocks (Cost $48,884,630)                              51,648,918
--------------------------------------------------------------------------------
Short-Term Investments (a) 1.7%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
   Due 7/02/01 (Repurchase proceeds $400,133);
   Collateralized by: United States
   Government & Agency Issues (e)                 $  400,000           400,000
State Street Bank (Dated 6/29/01), 3.50%,
   Due 7/02/01 (Repurchase proceeds $534,456);
   Collateralized by: United States
   Government & Agency Issues (e)                    534,300           534,300
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $934,300)                           934,300
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $49,818,930) 98.4%                                          52,583,218
Other Assets and Liabilities, Net 1.6%                                 828,106
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $53,411,324
================================================================================

                               STRONG GROWTH FUND
--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 90.7%
Banks - Money Center 1.5%
Citigroup, Inc.                                      700,000      $ 36,988,000

Banks - Southeast 0.7%
First Tennessee National Corporation                 500,000        17,355,000

Banks - Super Regional 1.0%
Fifth Third Bancorp                                  425,000        25,521,250

Chemicals - Specialty 1.2%
Air Products & Chemicals, Inc.                       175,000         8,006,250
Engelhard Corporation                                400,200        10,321,158
Sigma-Aldrich Corporation                            308,100        11,898,822
                                                                   -----------
                                                                    30,226,230
Commercial Services - Advertising 0.3%
Omnicom Group, Inc.                                  100,000         8,600,000

Commercial Services - Miscellaneous 0.7%
First Health Group Corporation (b)                   770,000        18,572,400

Computer - Graphics 0.2%
Cadence Design Systems, Inc. (b)                     337,500         6,287,625

Computer - Local Networks 3.2%
Brocade Communications Systems, Inc.(b)              325,000        14,296,750
Cisco Systems, Inc. (b)                            2,650,000        48,230,000
Extreme Networks, Inc. (b)                           282,200         8,324,900
Juniper Networks, Inc. (b)                           300,000         9,330,000
                                                                   -----------
                                                                    80,181,650

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                         STRONG GROWTH FUND (continued)
--------------------------------------------------------------------------------


                                                      Shares or
                                                      Principal             Value
                                                       Amount             (Note 2)
--------------------------------------------------------------------------------------
Computer - Manufacturers 1.1%
Dell Computer Corporation (b)                         1,100,000        $ 28,545,000

Computer - Memory Devices 0.5%
EMC Corporation (b)                                     400,000          11,620,000

Computer - Peripheral Equipment 0.2%
American Power Conversion Corporation (b)               402,700           6,342,525

Computer - Services 4.0%
CSG Systems International, Inc. (b)                     250,000          14,190,000
Fiserv, Inc. (b)                                        800,000          51,184,000
Sungard Data Systems, Inc. (b)                        1,250,000          37,512,500
                                                                       ------------
                                                                        102,886,500
Computer Software - Desktop 2.6%
Microsoft Corporation (b)                               900,000          65,340,000

Computer Software - Education/
  Entertainment 0.6%
Electronic Arts, Inc. (b)                               250,000          14,475,000

Computer Software - Enterprise 4.9%
Citrix Systems, Inc. (b)                                500,000          17,450,000
Computer Associates International, Inc.                 500,000          18,000,000
Compuware Corporation (b)                               800,000          11,192,000
PeopleSoft, Inc. (b)                                    300,000          14,769,000
Peregrine Systems, Inc. (b)                             350,000          10,150,000
Siebel Systems, Inc. (b)                                400,000          18,760,000
VERITAS Software Corporation (b)                        500,000          33,265,000
                                                                       ------------
                                                                        123,586,000
Diversified Operations 3.5%
AOL Time Warner, Inc. (b)                             1,200,000          63,600,000
Tyco International, Ltd.                                450,000          24,525,000
                                                                       ------------
                                                                         88,125,000
Electronics - Military Systems 0.3%
L-3 Communications Corporation (b)                      100,000           7,630,000

Electronics - Miscellaneous Components 0.4%
RF Micro Devices, Inc. (b)                              350,000           9,380,000

Electronics - Semiconductor Equipment 2.8%
KLA-Tencor Corporation (b)                              450,000          26,311,500
Lam Research Corporation (b)                            400,000          11,860,000
Novellus Systems, Inc. (b)                              425,000          24,135,750
Teradyne, Inc. (b)                                      250,000           8,275,000
                                                                       ------------
                                                                         70,582,250
Electronics - Semiconductor
  Manufacturing 3.3%
Advanced Micro Devices, Inc. (b)                        400,000          11,552,000
Analog Devices, Inc. (b)                                500,000          21,625,000
Micron Technology, Inc. (b)                             800,000          32,880,000
QLogic Corporation (b)                                  200,000          12,890,000
Xilinx, Inc. (b)                                        150,000           6,186,000
                                                                       ------------
                                                                         85,133,000
Electronics Products - Miscellaneous 0.5%
Jabil Circuit, Inc. (b)                                 400,000          12,344,000

Energy - Other 0.3%
Calpine Corporation (b)                                 200,000           7,560,000

Finance - Consumer/Commercial Loans 0.3%
Americredit Corporation (b)                             170,000           8,831,500

Finance - Investment Brokers 0.8%
Lehman Brothers Holdings, Inc.                          250,000          19,437,500

Finance - Investment Management 0.3%
Stilwell Financial, Inc.                                200,000           6,712,000

Finance - Mortgage & Related Services 1.1%
Federal Home Loan Mortgage Corporation                  400,000          28,000,000

Finance - Savings & Loan 0.4%
Dime Bancorp, Inc.                                      300,000          11,175,000

Financial Services - Miscellaneous 3.6%
Concord EFS, Inc. (b)                                   411,500          21,402,115
First Data Corporation                                  800,000          51,400,000
Providian Financial Corporation                         325,000          19,240,000
                                                                       ------------
                                                                         92,042,115
Insurance - Life 0.6%
Lincoln National Corporation                            300,000          15,525,000

Insurance - Property/Casualty/Title 1.7%
MGIC Investment Corporation                             350,000          25,424,000
XL Capital, Ltd. Class A                                225,000          18,472,500
                                                                       ------------
                                                                         43,896,500
Internet - E*Commerce 0.7%
eBay, Inc. (b)                                          275,000          18,834,750

Internet - Internet Service Provider/
  Content 0.4%
RealNames Corporation Series E (Acquired
  10/03/00; Cost $10,000,000) (b) (d)                 2,000,000          10,000,000

Internet - Network Security/Solutions 0.5%
VeriSign, Inc. (b)                                      225,000          13,502,250

Leisure - Gaming 0.9%
International Game Technology (b)                       350,000          21,962,500

Leisure - Hotels & Motels 0.9%
Starwood Hotels & Resorts Worldwide, Inc.               600,000          22,368,000

Leisure - Products 0.9%
Harley-Davidson, Inc.                                   500,000          23,540,000

Leisure - Services 0.2%
Carnival Corporation                                    138,900           4,264,230

Media - Cable TV 1.5%
AT&T Corporation - Liberty Media
  Group Class A (b)                                   1,150,000          20,113,500
Charter Communications, Inc. Class A (b)                750,000          17,512,500
                                                                       ------------
                                                                         37,626,000
Media - Radio/TV 1.0%
Clear Channel Communications, Inc. (b)                  400,000          25,080,000

Medical - Biomedical/Genetics 6.2%
Celgene Corporation (b)                                 275,000           7,933,750
Cephalon, Inc. (b)                                      300,000          21,150,000
Chiron Corporation (b)                                  160,000           8,160,000
Genzyme Corporation (b)                                 400,000          24,400,000
Gilead Sciences, Inc. (b)                               350,000          20,366,500
Human Genome Sciences, Inc. (b)                         200,000          12,050,000
ICOS Corporation (b)                                    400,000          25,600,000
IDEC Pharmaceuticals Corporation (b)                    350,000          23,691,500
Medimmune, Inc. (b)                                     290,000          13,688,000
                                                                       ------------
                                                                        157,039,750

--------------------------------------------------------------------------------


                                                     Shares or
                                                     Principal            Value
                                                       Amount            (Note 2)
------------------------------------------------------------------------------------
Medical - Drug/Diversified 1.3%
Abbott Laboratories                                    700,000      $   33,607,000

Medical - Ethical Drugs 4.2%
Elan Corporation PLC Sponsored ADR (b)                 400,000          24,400,000
Forest Laboratories, Inc. (b)                          100,000           7,100,000
Johnson & Johnson                                      350,000          17,500,000
King Pharmaceuticals, Inc. (b)                         500,000          26,875,000
Pfizer, Inc.                                           600,000          24,030,000
Schering-Plough Corporation                            200,000           7,248,000
                                                                    --------------
                                                                       107,153,000
Medical - Generic Drugs 0.6%
IVAX Corporation (b)                                   375,000          14,625,000

Medical - Hospitals 0.6%
Tenet Healthcare Corporation (b)                       300,000          15,477,000

Medical - Instruments 2.9%
Beckman Coulter, Inc.                                  200,000           8,160,000
Biomet, Inc.                                         1,000,000          48,060,000
Stryker Corporation                                    300,000          16,455,000
                                                                    --------------
                                                                        72,675,000
Medical - Products 0.6%
MiniMed, Inc. (b)                                      300,000          14,400,000

Medical - Wholesale Drugs/Sundries 2.3%
AmeriSource Health Corporation Class A (b)             200,000          11,060,000
Bergen Brunswig Corporation Class A                    200,000           3,844,000
Cardinal Health, Inc.                                  150,000          10,350,000
Express Scripts, Inc. Class A (b)                      600,000          33,018,000
                                                                    --------------
                                                                        58,272,000
Medical/Dental - Services 4.9%
Caremark Rx, Inc. (b)                                1,044,700          17,185,315
Laboratory Corporation of America Holdings (b)         500,000          38,450,000
Professional Detailing, Inc. (b)                       115,000          10,580,000
Quest Diagnostics, Inc. (b)                            550,000          41,167,500
Quintiles Transnational Corporation (b)                700,000          17,675,000
                                                                    --------------
                                                                       125,057,815
Medical/Dental - Supplies 0.3%
Advanced Neuromodulation Systems, Inc. (b)             305,400           7,940,400

Oil & Gas - Drilling 0.4%
Nabors Industries, Inc. (b)                            300,000          11,160,000

Oil & Gas - Field Services 0.9%
BJ Services Company (b)                                300,000           8,514,000
Halliburton Company                                    200,000           7,120,000
Varco International, Inc. (b)                          435,000           8,095,350
                                                                    --------------
                                                                        23,729,350
Oil & Gas - Machinery/Equipment 0.2%
Weatherford International, Inc. (b)                    125,000           6,000,000

Oil & Gas - United States Integrated 0.1%
Kerr McGee Corporation                                  20,000           1,325,400

Retail - Apparel/Shoe 0.7%
Abercrombie & Fitch Company Class A (b)                400,000          17,800,000

Retail - Consumer Electronics 1.7%
Best Buy Company, Inc. (b)                             700,000          44,464,000

Retail - Department Stores 3.6%
Family Dollar Stores, Inc.                           1,000,000          25,630,000
Kohl's Corporation (b)                               1,050,000          65,866,500
                                                                    --------------
                                                                        91,496,500

Retail - Drug Stores 0.3%
Walgreen Company                                       250,000           8,537,500

Retail - Mail Order & Direct 1.5%
Cendant Corporation (b)                              1,100,000          21,450,000
Williams-Sonoma, Inc. (b)                              400,000          15,528,000
                                                                    --------------
                                                                        36,978,000
Retail - Major Discount Chains 0.6%
Toys 'R' Us, Inc. (b)                                  625,000          15,468,750

Retail - Miscellaneous/Diversified 0.9%
Bed Bath & Beyond, Inc. (b)                            750,000          22,500,000

Retail - Restaurants 0.2%
Applebee's International, Inc.                         300,000           6,003,000

Retail/Wholesale - Building Products 4.0%
The Home Depot, Inc.                                 1,000,000          46,550,000
Lowe's Companies, Inc.                                 775,000          56,226,250
                                                                     -------------
                                                                       102,776,250

Steel - Producers 0.4%
Nucor Corporation                                      200,000           9,778,000

Telecommunications - Equipment 0.9%
Comverse Technology, Inc. (b)                          175,000          10,083,500
Qualcomm, Inc. (b)                                     200,000          11,696,000
                                                                     -------------
                                                                        21,779,500
Textile - Apparel Manufacturing 0.8%
Jones Apparel Group, Inc. (b)                          500,000          21,600,000
------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,982,204,034)                            2,307,721,990
------------------------------------------------------------------------------------
Short-Term Investments (a) 10.0%
Repurchase Agreements
ABN AMRO Inc.
  (Dated 6/29/01), 3.98%, Due 7/02/01
  (Repurchase proceeds $242,180,297);
  Collateralized by: United States
  Government & Agency Issues (e)                  $242,100,000         242,100,000
State Street Bank
  (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds
  $11,175,359); Collateralized by: United
  States Government & Agency Issues (e)             11,172,100          11,172,100
----------------------------------------------------------------------------------
Total Short-Term Investments (Cost $253,272,100)                       253,272,100
----------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $2,235,476,134) 100.7%                                       2,560,994,090
Other Assets and Liabilities, Net(0.7%)                               (17,293,575)
----------------------------------------------------------------------------------
Net Assets 100.0%                                                  $ 2,543,700,515
==================================================================================

WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------------
                                                       Contracts          Premiums
------------------------------------------------------------------------------------
Options outstanding at beginning of period               8,000         $  8,955,711
Options written during the period                       10,450            8,270,963
Options closed                                         (15,450)         (14,910,751)
Options expired                                             --                   --
Options exercised                                       (3,000)          (2,315,923)
                                                       -------         ------------
Options outstanding at end of period                        --         $         --
                                                       =======         ============

Closed and exercised options resulted in a capital loss of $1,106,441.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                            STRONG OPPORTUNITY FUND
--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal            Value
                                                    Amount             (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.0%
Auto/Truck - Original Equipment 1.4%
Delphi Automotive Systems Corporation              3,326,100        $ 52,984,773

Banks - Money Center 1.2%
Bank of America Corporation                          780,000          46,823,400

Banks - Super Regional 3.9%
Bank One Corporation                               1,212,200          43,396,760
First Union Corporation                            1,598,500          55,851,590
Mellon Financial Corporation                       1,100,000          50,600,000
                                                                    ------------
                                                                     149,848,350
Beverages - Alcoholic 1.2%
Diageo PLC                                         4,041,117          44,617,569

Beverages - Soft Drinks 2.0%
PepsiAmericas, Inc.                                2,900,000          38,570,000
The Pepsi Bottling Group, Inc.                       968,000          38,816,800
                                                                    ------------
                                                                      77,386,800
Building - Construction Products/
  Miscellaneous 1.3%
Masco Corporation                                  1,950,000          48,672,000

Building Products - Wood 1.4%
Weyerhaeuser Company                                 960,000          52,771,200

Chemicals - Basic 1.2%
The Dow Chemical Company                           1,343,500          44,671,375

Chemicals - Specialty 2.1%
Praxair, Inc.                                      1,094,700          51,450,900
Solutia, Inc.                                      2,259,800          28,812,450
                                                                    ------------
                                                                      80,263,350
Commercial Services - Advertising 1.1%
The Interpublic Group of Companies, Inc.           1,500,000          44,025,000

Computer - Local Networks 1.7%
ADC Telecommunications, Inc. (b)                   5,820,000          38,412,000
Extreme Networks, Inc. (b)                           913,000          26,933,500
                                                                    ------------
                                                                      65,345,500
Computer - Manufacturers 1.3%
Compaq Computer Corporation                        3,100,000          48,019,000

Computer Software - Desktop 1.0%
Symantec Corporation (b)                             909,400          39,731,686

Computer Software - Enterprise 2.4%
Mercury Interactive Corporation (b)                  865,000          51,813,500
Siebel Systems, Inc. (b)                             875,000          41,037,500
                                                                    ------------
                                                                      92,851,000
Diversified Operations 2.6%
AOL Time Warner, Inc. (b)                            935,000          49,555,000
TRW, Inc.                                          1,170,000          47,970,000
                                                                    ------------
                                                                      97,525,000
Electrical - Equipment 1.1%
W.W. Grainger, Inc.                                1,050,000          43,218,000

Electronics - Semiconductor
  Manufacturing 3.7%
Altera Corporation (b)                             1,377,800          39,956,200
Applied Micro Circuits Corporation (b)             1,331,200          22,896,640
LSI Logic Corporation (b)                          2,665,000          50,102,000
Micron Technology, Inc. (b)                          715,000          29,386,500
                                                                    ------------
                                                                     142,341,340
Electronics Products - Miscellaneous 2.6%
AVX Corporation                                    2,570,000          53,970,000
Rockwell International Corporation                 1,235,000          47,078,200
                                                                    ------------
                                                                     101,048,200
Finance - Equity REIT 1.3%
ProLogis Trust                                     2,205,000          50,097,600

Finance - Publicly Traded Investment
  Funds - Equity 2.2%
iShares Russell 2000 Index Fund                      185,000          18,749,750
iShares S&P MidCap 400 Index Fund                    180,000          18,673,200
S & P Mid-Cap 400 Depositary Receipts                480,000          45,720,000
                                                                    ------------
                                                                      83,142,950
Household - Housewares 1.2%
Newell Rubbermaid, Inc.                            1,798,000          45,129,800

Household - Office Furniture 1.3%
Leggett & Platt, Inc.                              2,189,000          48,223,670

Insurance - Property/Casualty/Title 2.5%
American International Group, Inc.                   555,000          47,730,000
Hartford Financial Services Group, Inc.              700,000          47,880,000
                                                                    ------------
                                                                      95,610,000
Internet - Internet Service Provider/
  Content 1.3%
CNET Networks, Inc. (b)                            3,694,100          48,023,300

Leisure - Services 2.5%
Carnival Corporation                               1,505,000          46,203,500
The Walt Disney Company                            1,435,000          41,457,157
Gaylord Entertainment Company (b)                    237,000           6,825,600
                                                                    ------------
                                                                      94,486,257
Machinery - General Industrial 1.3%
Dover Corporation                                  1,315,000          49,509,750

Media - Cable TV 6.3%
AT&T Corporation - Liberty Media Group
  Class A (b)                                      2,905,000          50,808,450
Comcast Corporation Class A (b)                    1,195,200          51,871,680
Cox Communications, Inc. Class A (b)               1,230,000          54,489,000
General Motors Corporation Class H (b)             2,332,800          47,239,200
Telewest Communications PLC (b)                   29,835,000          37,585,984
                                                                    ------------
                                                                     241,994,314
Media - Newspapers 1.4%
The E.W. Scripps Company Class A                     755,000          52,095,000

Medical - Generic Drugs 1.3%
Watson Pharmaceuticals, Inc. (b)                     790,000          48,695,600

Medical - Health Maintenance
  Organizations 1.5%
CIGNA Corporation                                    593,000          56,821,260

Medical - Hospitals 1.3%
HCA-The Healthcare Company                         1,099,900          49,704,481

Medical - Outpatient/Home Care 1.3%
HEALTHSOUTH Corporation (b)                        3,048,200          48,679,754

Medical - Products 2.4%
Boston Scientific Corporation (b)                  2,653,300          45,106,100
Guidant Corporation (b)                            1,275,000          45,900,000
                                                                    ------------
                                                                      91,006,100
Medical/Dental - Supplies 1.2%
Apogent Technologies, Inc. (b)                     1,923,300          47,313,180

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal              Value
                                                     Amount               (Note 2)
------------------------------------------------------------------------------------
Metal Products - Fasteners 1.3%
Illinois Tool Works, Inc.                              795,000        $   50,323,500

Oil & Gas - Drilling 1.2%
Transocean Sedco Forex, Inc.                         1,105,300            45,593,625

Oil & Gas - Machinery/Equipment 2.5%
Baker Hughes, Inc.                                   1,407,000            47,134,500
Weatherford International, Inc. (b)                  1,035,000            49,680,000
                                                                      ---------------
                                                                          96,814,500
Oil & Gas - Production/Pipeline 1.0%
Enron Corporation                                      806,000            39,494,000

Oil & Gas - United States Exploration &
  Production 2.5%
Apache Corporation                                     910,000            46,182,500
Devon Energy Corporation                               951,200            49,938,000
                                                                      ---------------
                                                                          96,120,500
Oil & Gas - United States Integrated 1.2%
Phillips Petroleum Company                             820,000            46,740,000

Retail - Apparel/Shoe 1.3%
Nordstrom, Inc.                                      2,620,000            48,601,000

Retail - Department Stores 1.3%
Federated Department Stores, Inc. (b)                1,170,000            49,725,000

Retail/Wholesale - Building Products 0.7%
Lowe's Companies, Inc.                                 386,600            28,047,830

Retail/Wholesale - Computer/Cellular 1.4%
RadioShack Corporation                               1,715,000            52,307,500

Retail/Wholesale - Office Supplies 1.1%
Staples, Inc. (b)                                    2,575,000            41,174,250

Telecommunications - Cellular 3.4%
Sprint Corporation - PCS Group (b)                   2,299,400            55,530,510
United States Cellular Corporation (b)                 855,700            49,331,105
Vodafone Group PLC Sponsored ADR                     1,082,800            24,200,580
                                                                      ---------------
                                                                         129,062,195
Telecommunications - Equipment 1.8%
Corning, Inc.                                          847,800            14,166,738
Motorola, Inc.                                       3,270,000            54,151,200
                                                                      ---------------
                                                                          68,317,938
Telecommunications - Services 2.2%
AT&T Corporation                                     1,450,000            31,900,000
Infonet Services Corporation Class B (b)               600,000             5,100,000
Sprint Corporation                                   1,940,300            41,444,808
XO Communications, Inc. Class A (b)                  3,086,900             5,926,848
                                                                      --------------
                                                                          84,371,656
Transportation - Airline 1.3%
AMR Corporation (b)                                  1,267,000            45,776,710
Air New Zealand, Ltd. Class B                        4,240,000             2,494,243
                                                                      ---------------
                                                                          48,270,953
Utility - Electric Power 1.3%
NiSource, Inc.                                       1,795,000            49,057,350
-------------------------------------------------------------------------------------
Total Common Stocks (Cost $2,983,529,796)                              3,396,698,356
-------------------------------------------------------------------------------------
Preferred Stocks 0.1%
XO Communications, Inc. 14.00% Senior
  Exchangeable                                         596,227             2,832,077
-------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $14,294,831)                                  2,832,077
---------------------------------------------------------------------------=---------
Corporate Notes 0.0%
XO Communications, Inc. Senior Notes,
  10.75%, Due 6/01/09                                 $740,000              $240,500
-------------------------------------------------------------------------------------
Total Corporate Notes (Cost $611,372)                                        240,500
-------------------------------------------------------------------------------------
Rights 0.0%
Seagate Tax Refund                                     566,000                45,280
-------------------------------------------------------------------------------------
Total Rights (Cost $0)                                                        45,280
-------------------------------------------------------------------------------------
Short-Term Investments (a) 12.4%
Money Market Funds 0.8%
Strong Heritage Money Fund -
  Institutional Class (f)                          $30,000,000            30,000,000

Repurchase Agreements 11.6%
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
  Due 7/02/01 (Repurchase proceeds
  $439,645,768); Collateralized by: United
  States Government & Agency Issues (e)            439,500,000          439,500,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds
  $4,548,526); Collateralized by: United
  States Government & Agency Issues (e)              4,547,200             4,547,200
                                                                         ------------
                                                                         444,047,200
-------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $474,047,200)                         474,047,200
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,472,483,199) 101.5%           3,873,863,413
Other Assets and Liabilities, Net (1.5%)                                 (58,016,168)
-------------------------------------------------------------------------------------
Net Assets 100.0%                                                     $3,815,847,245
=====================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  Restricted security.
(e)  See Note 2(I) of Notes to Financial Statements.
(f)  Affiliated issuer. (See Note 8 of Notes to Financial Statements.)


Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                                                      (In Thousands, Except Per Share Amounts)

                                                                                         Strong     Strong Dow 30      Strong
                                                                                     Discovery Fund   Value Fund   Endeavor Fund
                                                                                     -------------- -------------  -------------
                                                                                                                      (Note 1)
Assets:
     Investments in Securities, at Value
      Unaffiliated Issuers (Cost of $156,343, $109,451 and $6,295, respectively)      $ 170,492       $ 119,551       $   6,258
      Affiliated Issuers (Cost of $642, $0 and $0, respectively)                            468              --              --
     Receivable for Securities Sold                                                         382              --              55
     Receivable for Fund Shares Sold                                                          8              46              --
     Dividends and Interest Receivable                                                      148              74               3
     Variation Margin Receivable                                                            276              --              --
     Other Assets                                                                            19              25               1
                                                                                      ---------       ---------       ---------
     Total Assets                                                                       171,793         119,696           6,317

Liabilities:
     Payable for Securities Purchased                                                        --             147             251
     Payable for Fund Shares Redeemed                                                     1,243           5,728              --
     Accrued Operating Expenses and Other Liabilities                                       103              62               2
                                                                                      ---------       ---------       ---------
     Total Liabilities                                                                    1,346           5,937             253
                                                                                      ---------       ---------       ---------
Net Assets                                                                            $ 170,447       $ 113,759       $   6,064
                                                                                      =========       =========       =========
Net Assets Consist of:
     Capital Stock (par value and paid-in capital)                                    $ 154,666       $ 112,074       $   6,200
     Accumulated Net Investment Income (Loss)                                              (337)            321              (7)
     Accumulated Net Realized Gain (Loss)                                                 2,326          (8,735)            (92)
     Net Unrealized Appreciation (Depreciation)                                          13,792          10,099             (37)
                                                                                      ---------       ---------       ---------
     Net Assets                                                                       $ 170,447       $ 113,759       $   6,064
                                                                                      =========       =========       =========


Capital Shares Outstanding (Unlimited Number Authorized)                                  9,475           8,679             561

Net Asset Value Per Share                                                                $17.99          $13.11          $10.82
                                                                                         ======          ======          ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                                      (In Thousands, Except Per Share Amounts)

                                                                  Strong Large    Strong Large Cap   Strong Mid Cap
                                                                 Cap Core Fund      Growth Fund     Disciplined Fund
                                                                 -------------    ----------------  ----------------
                                                                    (Note 1)
Assets:
      Investments in Securities, at Value
        (Cost of $5,422, $1,081,414 and $49,819, respectively)    $     5,616       $ 1,161,853       $    52,583
      Receivable for Securities Sold                                       64            27,655             1,350
      Receivable for Fund Shares Sold                                      --                97                --
      Dividends and Interest Receivable                                     6               454                25
      Other Assets                                                          8                74                54
                                                                  -----------       -----------       -----------
      Total Assets                                                      5,694         1,190,133            54,012

Liabilities:
      Payable for Securities Purchased                                    116            23,189               571
      Payable for Fund Shares Redeemed                                     --                62                 7
      Accrued Operating Expenses and Other Liabilities                      4               330                23
                                                                  -----------       -----------       -----------
      Total Liabilities                                                   120            23,581               601
                                                                  -----------       -----------       -----------
Net Assets                                                        $     5,574       $ 1,166,552       $    53,411
                                                                  ===========       ===========       ===========
Net Assets Consist of:
      Capital Stock (par value and paid-in capital)               $     5,302       $ 1,348,900       $    49,305
      Accumulated Net Investment Income (Loss)                            (32)              269               (91)
      Accumulated Net Realized Gain (Loss)                                110          (263,056)            1,433
      Net Unrealized Appreciation                                         194            80,439             2,764
                                                                  -----------       -----------       -----------
      Net Assets                                                  $     5,574       $ 1,166,552       $    53,411
                                                                  ===========       ===========       ===========

Capital Shares Outstanding (Unlimited Number Authorized)                  474            44,651             3,318

Net Asset Value Per Share                                              $11.75            $26.13            $16.10
                                                                       ======            ======            ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                                (In Thousands, Except As Noted)

                                                                           Strong
                                                                        Growth Fund
                                                                        -----------
Assets:
     Investments in Securities, at Value (Cost of $2,235,476)           $2,560,994
     Receivable for Securities Sold                                         87,229
     Receivable for Fund Shares Sold                                           273
     Dividends and Interest Receivable                                         719
     Other Assets                                                              144
                                                                        ----------
     Total Assets                                                        2,649,359

Liabilities:
     Payable for Securities Purchased                                      104,242
     Payable for Fund Shares Redeemed                                          668
     Accrued Operating Expenses and Other Liabilities                          748
                                                                        ----------
     Total Liabilities                                                     105,658
                                                                        ----------
Net Assets                                                              $2,543,701
                                                                        ==========
Net Assets Consist of:
     Capital Stock (par value and paid-in capital)                      $2,690,390
     Accumulated Net Investment Loss                                        (7,521)
     Accumulated Net Realized Loss                                        (464,686)
     Net Unrealized Appreciation                                           325,518
                                                                        ----------
     Net Assets                                                         $2,543,701
                                                                        ==========
Investor Class ($ and shares in full)
     Net Assets                                                     $2,509,825,410
     Capital Shares Outstanding (Unlimited Number Authorized)          122,358,589

Net Asset Value Per Share                                                   $20.51
                                                                            ======
Institutional Class ($ and shares in full)
     Net Assets                                                        $19,479,015
     Capital Shares Outstanding (Unlimited Number Authorized)              943,238

Net Asset Value Per Share                                                   $20.65
                                                                            ======
Advisor Class ($ and shares in full)
     Net Assets                                                        $14,396,090
     Capital Shares Outstanding (Unlimited Number Authorized)              705,088

Net Asset Value Per Share                                                   $20.42
                                                                            ======


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                                (In Thousands, Except As Noted)

                                                                             Strong
                                                                          Opportunity
                                                                              Fund
                                                                          -----------
Assets:
     Investments in Securities, at Value
       (Including Repurchase Agreements of $444,047)
       Unaffiliated Issuers (Cost of $3,442,483)                           $3,843,863
       Affiliated Issuers (Cost of $30,000)                                    30,000
     Receivable for Securities Sold                                            68,647
     Receivable for Fund Shares Sold                                            2,365
     Dividends and Interest Receivable                                          2,069
     Other Assets                                                                 146
                                                                           ----------
     Total Assets                                                           3,947,090

Liabilities:
     Payable for Securities Purchased                                         126,691
     Payable for Fund Shares Redeemed                                           3,935
     Accrued Operating Expenses and Other Liabilities                             617
                                                                           ----------
     Total Liabilities                                                        131,243
                                                                           ----------
Net Assets                                                                 $3,815,847
                                                                           ==========
Net Assets Consist of:
     Capital Stock (par value and paid-in capital)                         $3,205,715
     Undistributed Net Investment Income                                        7,009
     Undistributed Net Realized Gain                                          201,743
     Net Unrealized Appreciation                                              401,380
                                                                           ----------
     Net Assets                                                            $3,815,847
                                                                           ==========

Investor Class ($ and shares in full)
     Net Assets                                                        $3,765,088,529
     Capital Shares Outstanding (Unlimited Number Authorized)              89,220,755

Net Asset Value Per Share                                                      $42.20
                                                                               ======

Advisor Class ($ and shares in full)
     Net Assets                                                           $50,758,716
     Capital Shares Outstanding (Unlimited Number Authorized)               1,211,494

Net Asset Value Per Share                                                      $41.90
                                                                               ======

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                     (In Thousands)

                                                                                        Strong         Strong Dow          Strong
                                                                                       Discovery         30 Value         Endeavor
                                                                                         Fund             Fund              Fund
                                                                                      -------------  --------------   --------------
                                                                                      For the Six      For the Six        For the
                                                                                      Months Ended    Months Ended      Period Ended
                                                                                      June 30, 2001   June 30, 2001   June 30, 2001
                                                                                      -------------  --------------   --------------
                                                                                       (Unaudited)      (Unaudited)     (Unaudited)
                                                                                                                          (Note 1)
Income:
     Dividends (net of foreign withholding taxes of $1, $0 and $0, respectively)          $377           $1,004               $6
     Interest - Unaffiliated Issuers                                                       411              121                6
     Interest - Affiliated Issuers                                                          30               --               --
                                                                                       -------          -------            -----
     Total Income                                                                          818            1,125               12

Expenses:
     Investment Advisory Fees                                                              617              537                7
     Administrative Fees                                                                   205               --                3
     Custodian Fees                                                                         11                7                4
     Shareholder Servicing Costs                                                           255              170                2
     Reports to Shareholders                                                                73               39               10
     12b-1 Fees                                                                             --               --                2
     Other                                                                                  51               51                2
                                                                                       -------          -------            -----
     Total Expenses before Waivers and Absorptions                                       1,212              804               30
     Voluntary Expense Waivers and Absorptions                                              --               --              (11)
                                                                                       -------          -------            -----
     Expenses, Net                                                                       1,212              804               19
                                                                                       -------          -------            -----
Net Investment Income (Loss)                                                              (394)             321               (7)
Realized and Unrealized Gain (Loss):
     Net Realized Gain (Loss) on:
      Investments                                                                        6,053           (1,215)             (92)
      Futures Contracts                                                                    368               --               --
                                                                                       -------          -------            -----
      Net Realized Gain (Loss)                                                           6,421           (1,215)             (92)
     Net Change in Unrealized Appreciation/Depreciation on:

      Investments                                                                        9,533           (3,487)             (37)
      Futures Contracts                                                                   (173)              --               --
                                                                                       -------          -------            -----
      Net Change in Unrealized Appreciation/Depreciation                                 9,360           (3,487)             (37)
                                                                                       -------          -------            -----
Net Gain (Loss) on Investments                                                          15,781           (4,702)            (129)
                                                                                       -------          -------            -----
Net Increase (Decrease) in Net Assets Resulting from Operations                        $15,387          ($4,381)           ($136)
                                                                                       =======          =======            =====


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)

                                                                                                   (In Thousands)

                                                                                                                          Strong
                                                                                         Strong      Strong Large         Mid Cap
                                                                                       Large Cap      Cap Growth        Disciplined
                                                                                       Core Fund         Fund               Fund
                                                                                       ---------     ------------       -----------
                                                                                       (Note 1)
Income:
      Dividends (net of foreign withholding taxes of $0, $13 and $0, respectively)      $ 18          $  4,067            $  113
      Interest                                                                             5             2,517                57
                                                                                        ----          --------            ------
      Total Income                                                                        23             6,584               170

Expenses:
      Investment Advisory Fees                                                            21             3,534               122
      Administrative Fees                                                                  7             1,597                41
      Custodian Fees                                                                       3                47                 9
      Shareholder Servicing Costs                                                         14             1,103                48
      Professional Fees                                                                    6                18                10
      Reports to Shareholders                                                              6               304                11
      Federal and State Registration Fees                                                 12                32                17
      Other                                                                                2                95                 3
                                                                                        ----          --------            ------
      Total Expenses before Waivers, Absorptions
        and Fees Paid Indirectly by Advisor                                               71             6,730               261
      Involuntary Expense Waivers and Absorptions                                        (16)               --                --
      Fees Paid Indirectly by Advisor                                                     --                (7)               --
                                                                                        ----          --------            ------
      Expenses, Net                                                                       55             6,723               261
                                                                                        ----          --------            ------
Net Investment Loss                                                                      (32)             (139)              (91)

Realized and Unrealized Gain (Loss):
      Net Realized Gain (Loss) on:
        Investments                                                                      192          (177,817)            1,401
        Futures Contracts and Options                                                     --              (783)               --
                                                                                        ----          --------            ------
        Net Realized Gain (Loss)                                                         192          (178,600)            1,401
      Net Change in Unrealized Appreciation/Depreciation on:
        Investments                                                                     (447)         (218,979)              676
        Options                                                                           --              (344)               --
                                                                                        ----          --------            ------
        Net Change in Unrealized Appreciation/Depreciation                              (447)         (219,323)              676
                                                                                        ----          --------            ------
Net Gain (Loss) on Investments                                                          (255)         (397,923)            2,077
                                                                                        ----          --------            ------
Net Increase (Decrease) in Net Assets Resulting from Operations                        ($287)        ($398,062)           $1,986
                                                                                        ====          ========            ======


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)

                                                                (In Thousands)

                                                                     Strong
                                                                  Growth Fund
                                                                  -----------
Income:
     Dividends                                                      $  4,212
     Interest - Unaffiliated Issuers                                   5,445
     Interest - Affiliated Issuers                                       664
                                                                    --------
     Total Income                                                     10,321

Expenses:
     Investment Advisory Fees                                         10,259
     Administrative Fees - Investor Class                              3,379
     Administrative Fees - Institutional Class                             2
     Administrative Fees - Advisor Class                                  12
     Custodian Fees                                                       58
     Shareholder Servicing Costs - Investor Class                      3,089
     Shareholder Servicing Costs - Institutional Class                     1
     Shareholder Servicing Costs - Advisor Class                          10
     Reports to Shareholders - Investor Class                            707
     Reports to Shareholders - Institutional Class                         1
     Reports to Shareholders - Advisor Class                               4
     Transfer Agency Banking Charges - Investor Class                     80
     12b-1 Fees - Advisor Class                                           12
     Other                                                               235
                                                                    --------
     Total Expenses before Fees Paid Indirectly by Advisor            17,849
     Fees Paid Indirectly by Advisor - Investor Class                     (7)
                                                                    --------
     Expenses, Net                                                    17,842
                                                                    --------
Net Investment Loss                                                   (7,521)

Realized and Unrealized Gain (Loss):
     Net Realized Loss on:
       Investments                                                  (357,938)
       Futures Contracts and Options                                  (9,345)
                                                                    --------
       Net Realized Loss                                            (367,283)
     Net Change in Unrealized Appreciation/Depreciation on:

       Investments                                                  (451,292)
       Options                                                        (1,762)
                                                                    --------
       Net Change in Unrealized Appreciation/Depreciation           (453,054)
                                                                    --------
Net Loss on Investments                                             (820,337)
                                                                    --------
Net Decrease in Net Assets Resulting from Operations               ($827,858)
                                                                    ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)

                                                                 (In Thousands)

                                                                      Strong
                                                                   Opportunity
                                                                       Fund
                                                                   -----------

Income:
     Dividends (net of foreign withholding taxes of $157)           $ 17,347
     Interest - Unaffiliated Issuers                                  10,900
     Interest - Affiliated Issuers                                       764
                                                                    --------
     Total Income                                                     29,011

Expenses:
     Investment Advisory Fees                                         13,499
     Administrative Fees - Investor Class                              4,476
     Administrative Fees - Advisor Class                                  29
     Custodian Fees                                                      105
     Shareholder Servicing Costs - Investor Class                      3,024
     Shareholder Servicing Costs - Advisor Class                          23
     Reports to Shareholders - Investor Class                            495
     Reports to Shareholders - Advisor Class                               9
     Transfer Agency Banking Charges - Investor Class                     57
     12b-1 Fees - Advisor Class                                           29
     Other                                                               354
                                                                    --------
     Total Expenses before Fees Paid Indirectly by Advisor            22,100
     Fees Paid Indirectly by Advisor - Investor Class                     (5)
                                                                    --------
     Expenses, Net                                                    22,095
                                                                    --------
Net Investment Income                                                  6,916

Realized and Unrealized Gain (Loss):
     Net Realized Gain (Loss) on:
       Investments                                                   112,722
       Foreign Currencies                                                (16)
                                                                    --------
       Net Realized Gain                                             112,706

     Net Change in Unrealized Appreciation/Depreciation on:
       Investments                                                  (139,532)
       Foreign Currencies                                                 (1)
                                                                    --------
       Net Change in Unrealized Appreciation/Depreciation           (139,533)
                                                                    --------
Net Loss on Investments                                              (26,827)
                                                                    --------
Net Decrease in Net Assets Resulting from Operations               ($ 19,911)
                                                                    ========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         (In Thousands)

                                                                    Strong Discovery Fund             Strong Dow 30 Value Fund
                                                               -------------------------------   ---------------------------------
                                                               Six Months Ended   Year Ended     Six Months Ended      Year Ended
                                                                June 30, 2001    Dec. 31, 2000     June 30, 2001     Dec. 31, 2000
                                                               ----------------  -------------   ----------------   --------------
                                                                 (Unaudited)                         (Unaudited)
Operations:
     Net Investment Income (Loss)                              ($    394)         $    594          $    321          $    645
     Net Realized Gain (Loss)                                      6,421            49,144            (1,215)           (4,852)
     Net Change in Unrealized Appreciation/Depreciation            9,360           (42,350)           (3,487)           (2,094)
                                                                --------          --------          --------          --------
     Net Increase (Decrease) in Net Assets Resulting
      from Operations                                             15,387             7,388            (4,381)           (6,301)

Distributions:
     From Net Investment Income                                       --              (355)               --              (647)
     From Net Realized Gains                                          --           (23,445)               --                --
                                                                --------          --------          --------          --------
     Total Distributions                                              --           (23,800)               --              (647)

Capital Share Transactions (Note 4):
     Net Increase (Decrease) in Net Assets from
      Capital Share Transactions                                 (10,349)           (5,625)          (41,572)           52,684
                                                                --------          --------          --------          --------
Total Increase (Decrease) in Net Assets                            5,038           (22,037)          (45,953)           45,736

Net Assets:
     Beginning of Period                                         165,409           187,446           159,712           113,976
                                                                --------          --------          --------          --------
     End of Period                                              $170,447          $165,409          $113,759          $159,712
                                                                ========          ========          ========          ========

                                                                         Strong
                                                                        Endeavor
                                                                          Fund               Strong Large Cap Core Fund
                                                                     -------------      ------------------------------------
                                                                      Period Ended      Six Months Ended         Year Ended
                                                                     June 30, 2001        June 30, 2001        Dec. 31, 2000
                                                                     -------------      ----------------       -------------
                                                                       (Unaudited)         (Unaudited)
                                                                        (Note 1)            (Note 1)
Operations:
     Net Investment Loss                                               ($    7)             ($   32)             ($   42)
     Net Realized Gain (Loss)                                              (92)                 192                  (73)
     Net Change in Unrealized Appreciation/Depreciation                    (37)                (447)                (391)
                                                                        ------               ------               ------
     Net Decrease in Net Assets Resulting from Operations                 (136)                (287)                (506)

Distributions From Net Realized Gains:                                      --                   --                  (75)

Capital Share Transactions (Note 4):
     Net Increase in Net Assets from Capital Share Transactions          6,200                  114                1,476
                                                                        ------               ------               ------
Total Increase (Decrease) in Net Assets                                  6,064                 (173)                 895

Net Assets:
     Beginning of Period                                                    --                5,747                4,852
                                                                        ------               ------               ------
     End of Period                                                      $6,064               $5,574               $5,747
                                                                        ======               ======               ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------




                                                                                                   (In Thousands)

                                                                                           Strong Large Cap Growth Fund
                                                                              -----------------------------------------------------
                                                                              Six Months Ended      Period Ended       Year Ended
                                                                                June 30, 2001       Dec. 31, 2000     Oct. 31, 2000
                                                                              -----------------    --------------     -------------
                                                                                 (Unaudited)           (Note 1)
Operations:
     Net Investment Income (Loss)                                              ($      139)         $      408         ($    6,297)
     Net Realized Gain (Loss)                                                     (178,600)            (26,631)            197,246
     Net Change in Unrealized Appreciation/Depreciation                           (219,323)           (157,270)            150,540
                                                                                ----------          ----------          ----------
     Net Increase (Decrease) in Net Assets Resulting from Operations              (398,062)           (183,493)            341,489

Distributions From Net Realized Gains:                                                  --            (230,201)           (238,888)

Capital Share Transactions (Note 4 ):
     Net Increase (Decrease) in Net Assets from Capital Share Transactions          (9,768)            218,646             413,605
                                                                                ----------          ----------          ----------

Total Increase (Decrease) in Net Assets                                           (407,830)           (195,048)            516,206

Net Assets:
     Beginning of Period                                                         1,574,382           1,769,430           1,253,224
                                                                                ----------          ----------          ----------
     End of Period                                                              $1,166,552          $1,574,382          $1,769,430
                                                                                ==========          ==========          ==========



                                                                    Strong Mid Cap Disciplined Fund
                                                                    --------------------------------
                                                                     Six Months Ended   Year Ended
                                                                       June 30, 2001   Dec. 31, 2000
                                                                    -----------------  -------------
                                                                       (Unaudited)
Operations:
     Net Investment Loss                                               ($    91)        ($     8)
     Net Realized Gain                                                    1,401              462
     Net Change in Unrealized Appreciation/Depreciation                     676            1,502
                                                                        -------          -------
     Net Increase in Net Assets Resulting from Operations                 1,986            1,956

Distributions:
     From Net Investment Income                                              --              (71)
     From Net Realized Gains                                                 --             (710)
                                                                        -------          -------
     Total Distributions                                                     --             (781)

Capital Share Transactions (Note 4):
     Net Increase in Net Assets from Capital Share Transactions          32,931           11,374
                                                                        -------          -------

Total Increase in Net Assets                                             34,917           12,549

Net Assets:
     Beginning of Period                                                 18,494            5,945
                                                                        -------          -------
     End of Period                                                      $53,411          $18,494
                                                                        =======          =======


                       See Notes to Financial Statements.
                                                                              41

--------------------------------------------------------------------------------


                                                                                             (In Thousands)

                                                                                          Strong Growth Fund
                                                                                  -----------------------------------
                                                                                  Six Months Ended        Year Ended
                                                                                   June 30, 2001        Dec. 31, 2000
                                                                                  ----------------     --------------
                                                                                    (Unaudited)
Operations:
     Net Investment Loss                                                           ($   7,521)         ($  20,950)
     Net Realized Gain (Loss)                                                        (367,283)            361,718
     Net Change in Unrealized Appreciation/Depreciation                              (453,054)           (769,979)
                                                                                   ----------          ----------
     Net Decrease in Net Assets Resulting from Operations                            (827,858)           (429,211)

Distributions:
    From Net Realized Gains:
      Investor Class                                                                       --            (552,297)
      Institutional Class                                                                  --              (2,060)
      Advisor Class                                                                        --                (241)
                                                                                   ----------          ----------
    Total Distributions                                                                    --            (554,598)

Capital Share Transactions (Note 4):
     Net Increase (Decrease) in Net Assets from Capital Share Transactions            (61,710)          1,063,396
                                                                                   ----------          ----------
Total Increase (Decrease) in Net Assets                                              (889,568)             79,587

Net Assets:
     Beginning of Period                                                            3,433,269           3,353,682
                                                                                   ----------          ----------
     End of Period                                                                 $2,543,701          $3,433,269
                                                                                   ==========          ==========

                                                                                 Strong Opportunity Fund
                                                                            ----------------------------------
                                                                            Six Months Ended       Year Ended
                                                                              June 30, 2001      Dec. 31, 2000
                                                                            ----------------     -------------
                                                                              (Unaudited)
Operations:
     Net Investment Income                                                   $    6,916          $   13,732
     Net Realized Gain                                                          112,706             413,130
     Net Change in Unrealized Appreciation/Depreciation                        (139,533)           (195,948)
                                                                             ----------          ----------
     Net Increase (Decrease) in Net Assets Resulting from Operations            (19,911)            230,914

Distributions:
    From Net Investment Income:
      Investor Class                                                                 --             (13,075)
      Advisor Class                                                                  --                 (15)
    From Net Realized Gains:
      Investor Class                                                                 --            (393,480)
      Advisor Class                                                                  --                 (36)
                                                                             ----------          ----------
    Total Distributions                                                              --            (406,606)

Capital Share Transactions (Note 4):
     Net Increase in Net Assets from Capital Share Transactions                 496,034             978,265
                                                                             ----------          ----------
Total Increase in Net Assets                                                    476,123             802,573

Net Assets:
     Beginning of Period                                                      3,339,724           2,537,151
                                                                             ----------          ----------
     End of Period                                                           $3,815,847          $3,339,724
                                                                             ==========          ==========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong
     Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -- Strong Discovery Fund/(2)/ (a series of Strong Discovery Fund,
        Inc./(1)/)

     -- Strong Dow 30 Value Fund/(3)/ (a series of Strong Equity Funds,
        Inc./(1)/)

     -- Strong Endeavor Fund/(2)/ (a series of Strong Opportunity Fund,
        Inc./(1)/)

     -- Strong Large Cap Core Fund/(2)/ (formerly Strong Strategic Growth Fund)
        (a series of Strong Equity Funds, Inc./(1)/)

     -- Strong Large Cap Growth Fund/(2)/ (a series of Strong Large Cap Growth
        Fund, Inc./(1)/)

     -- Strong Mid Cap Disciplined Fund/(2)/ (a series of Strong Equity Funds,
        Inc./(1)/)

     -- Strong Growth Fund/(2)(4)/ (a series of Strong Equity Funds, Inc./(1)/)

     -- Strong Opportunity Fund/(2)(4)/ (a series of Strong Opportunity Fund,
        Inc./(1)/)

        /(1)/ An open-end management investment company registered under the Investment Company Act of 1940, as amended.

        /(2)/  Diversified Fund.

        /(3)/  Non-diversified Fund.

        /(4)/ Effective February 25, 2000, Strong Growth Fund has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. Strong Opportunity Fund has issued two classes of shares: Investor Class and Advisor Class. Shares held prior to February 25, 2000 were designated as Investor Class shares. Each class of shares is subject to an administrative fee and the Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

     Strong Endeavor Fund commenced operations on April 6, 2001.

     During 2000, the Board of Directors of Strong Large Cap Growth Fund approved changing the Fund's fiscal year-end from October 31st to December 31st.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at June 30, 2001 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                       Aggregate      Aggregate      Percent of
                                         Cost         Fair Value     Net Assets
                                      -----------     -----------    ----------
     Strong Discovery Fund            $   641,592     $   467,599        0.3%
     Strong Large Cap Growth Fund       2,500,000       5,000,000        0.4%
     Strong Growth Fund                10,000,000      10,000,000        0.4%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. All long-term securities held in the Funds are designated as collateral on open futures contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. All long-term securities held in the Funds are designated as collateral on open options contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by the Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

     (M) Reclassifications -- Certain prior year amounts have been reclassified to conform to the current period presentation.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                          Administrative     Administrative    Administrative
                                                               Fees -            Fees -            Fees -
                                          Advisor Fees    Investor Class  Institutional Class  Advisor Class
                                          Jan. 1, 2001-    Jan. 1, 2001-     Jan. 1, 2001-     Jan. 1, 2001-
                                          June 30, 2001    June 30, 2001     June 30, 2001     June 30, 2001
                                          -------------   --------------  ------------------   --------------
     Strong Discovery Fund                    0.75%            0.25%             *                  *
     Strong Dow 30 Value Fund                 0.80%              *               *                  *
     Strong Endeavor Fund                     0.75%**          0.30%             *                  *
     Strong Large Cap Core Fund               0.75%            0.25%             *                  *
     Strong Large Cap Growth Fund             0.60%***         0.25%             *                  *
     Strong Mid Cap Disciplined Fund          0.75%            0.25%             *                  *
     Strong Growth Fund                       0.75%            0.25%           0.02%              0.25%
     Strong Opportunity Fund                  0.75%            0.25%             *                0.25%

  * Does not offer share class. Strong Dow 30 Value Fund does not have Administrative Fees.
 ** The investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.
*** The investment advisory fees are 0.60% of the first $35 million and 0.55% thereafter.

     Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's (excluding Strong Endeavor Fund) operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Funds Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations, unless otherwise indicated. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Endeavor Fund, Strong Growth Fund and Strong Opportunity Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of Strong Endeavor Fund's shares, Strong Growth Fund's Advisor Class shares and Strong Opportunity Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of Strong Endeavor Fund and the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the six months ended June 30, 2001, Strong Endeavor Fund, Strong Growth Fund and Strong Opportunity Fund incurred 12b-1 fees of $2,316, $11,904 and $29,191, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2001, is as follows:

                                              Payable to  Shareholder Servicing  Transfer Agency  Unaffiliated
                                              Advisor at    and Other Expenses      Banking        Directors'
                                            June 30, 2001    Paid to Advisor        Charges           Fees
                                            ------------- ---------------------  ---------------  ------------
     Strong Discovery Fund                    $ 52,709          $  254,761           $ 4,527        $ 2,795
     Strong Dow 30 Value Fund                   37,223             169,622             6,636          2,730
     Strong Endeavor Fund                           59               2,101                47             --
     Strong Large Cap Core Fund                     --              14,409               735            335
     Strong Large Cap Growth Fund              187,153           1,103,022            25,103         27,401
     Strong Mid Cap Disciplined Fund            10,897              48,013             1,555            499
     Strong Growth Fund                        527,772           3,099,935            73,566         59,627
     Strong Opportunity Fund                   251,252           3,047,139            51,816         56,737

     The Advisor owns 11.0% of Strong Large Cap Core Fund at June 30, 2001.

4.   Capital Share Transactions

                                                               Strong Discovery Fund                  Strong Dow 30 Value Fund
                                                        ----------------------------------      -----------------------------------
                                                        Six Months Ended      Year Ended        Six Months Ended       Year Ended
                                                          June 30, 2001      Dec. 31, 2000        June 30, 2001       Dec. 31, 2000
                                                        ----------------    --------------      ----------------      -------------
                                                          (Unaudited)                              (Unaudited)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                             $ 38,206,474        $ 55,801,971          $30,996,739         $149,700,054
   Proceeds from Reinvestment of Distributions                     --          23,237,108                   --              596,034
   Payment for Shares Redeemed                            (48,555,520)        (84,664,010)         (72,568,769)         (97,611,952)
                                                         ------------        ------------          -----------         ------------
   Net Increase (Decrease) in Net Assets
      from Capital Share Transactions                   ($ 10,349,046)      ($  5,624,931)        ($41,572,030)       $  52,684,136
                                                         ============        ============          ===========        =============
Transactions in Shares of Each of the
   Funds Were as Follows:
   Sold                                                     2,273,456           2,898,578            2,332,596           11,045,130
   Issued in Reinvestment of Distributions                         --           1,504,073                   --               43,890
   Redeemed                                                (2,892,477)         (4,365,638)          (5,490,224)          (7,269,686)
                                                            ---------           ---------            ---------            ---------
   Net Increase (Decrease) in Shares of the Fund             (619,021)             37,013           (3,157,628)           3,819,334
                                                            =========           =========            =========            =========


                                                       Strong Endeavor Fund                         Strong Large Cap Core Fund
                                                       --------------------                    ------------------------------------
                                                           Period Ended                        Six Months Ended         Year Ended
                                                           June 30, 2001                         June 30, 2001        Dec. 31, 2000
                                                       --------------------                    ----------------       -------------
                                                           (Unaudited)                           (Unaudited)
                                                            (Note 1)                              (Note 1)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                               $7,257,390                             $1,034,598            $3,889,073
   Proceeds from Reinvestment of Distributions                     --                                     --                73,303
   Payment for Shares
   Redeemed                                                (1,057,887)                              (920,311)           (2,486,594)
                                                           ----------                             ----------            ----------
   Net Increase in Net Assets from

      Capital Share Transactions                           $6,199,503                             $  114,287            $1,475,782
                                                           ==========                             ==========            ==========
Transactions in Shares of Each of
   the Funds Were as Follows:
   Sold                                                       655,571                                 87,992               296,230
   Issued in Reinvestment of Distributions                         --                                     --                 6,068
   Redeemed                                                   (95,053)                               (76,987)             (189,382)
                                                              -------                                 ------               -------
   Net Increase in Shares of the Fund                         560,518                                 11,005               112,916
                                                              =======                                 ======               =======

--------------------------------------------------------------------------------


                                                                          Strong Large Cap Growth Fund
                                                         ----------------------------------------------------------------
                                                         Six Months Ended          Period Ended             Year Ended
                                                           June 30, 2001           Dec. 31, 2000           Oct. 31, 2000
                                                         ----------------          -------------           -------------
                                                            (Unaudited)              (Note 1)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                               $126,045,044            $ 35,941,607            $450,266,883
   Proceeds from Reinvestment of Distributions                       --             223,164,298             231,474,320
   Payment for Shares Redeemed                             (135,812,587)            (40,459,565)           (268,136,508)
                                                           ------------            ------------            ------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                           ($  9,767,543)           $218,646,340            $413,604,695
                                                           ============            ============            ============
Transactions in Shares of Each of the
   Funds Were as Follows:
   Sold                                                       4,171,187                 906,358               9,358,245
   Issued in Reinvestment of Distributions                           --               6,527,181               4,975,791
   Redeemed                                                  (4,794,189)             (1,059,101)             (5,619,663)
                                                              ---------               ---------               ---------
   Net Increase (Decrease) in Shares of the Fund               (623,002)              6,374,438               8,714,373
                                                              =========               =========               =========


                                                              Strong Mid Cap Disciplined Fund
                                                          -------------------------------------
                                                          Six Months Ended          Year Ended
                                                            June 30, 2001         Dec. 31, 2000
                                                          ----------------        -------------
                                                            (Unaudited)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                                $46,078,814             $16,735,188
   Proceeds from Reinvestment of Distributions                       --                 715,329
   Payment for Shares Redeemed                              (13,147,672)             (6,076,036)
                                                            -----------             -----------
   Net Increase in Net Assets from
     Capital Share Transactions                             $32,931,142             $11,374,481
                                                            ===========             ===========
Transactions in Shares of Each of
   the Funds Were as Follows:
   Sold                                                       3,011,569               1,118,229
   Issued in Reinvestment of Distributions                           --                  49,501
   Redeemed                                                    (886,998)               (414,314)
                                                              ---------               ---------
   Net Increase in Shares of the Fund                         2,124,571                 753,416
                                                              =========               =========

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)


                                                                      Strong Growth Fund
                                                           -----------------------------------------
                                                           Six Months Ended            Year Ended
                                                            June 30, 2001             Dec. 31, 2000
                                                           ----------------         ----------------
                                                            (Unaudited)
Capital Share Transactions of Each Class of
     Shares of the Funds Were as Follows:

INVESTOR CLASS
     Proceeds from Shares Sold                              $ 322,389,242           $ 1,506,745,005
     Proceeds from Reinvestment of Distributions                       --               535,899,211
     Payment for Shares Redeemed                             (402,989,947)           (1,007,189,224)
                                                            -------------           ---------------
     Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                            (80,600,705)            1,035,454,992

INSTITUTIONAL CLASS
     Proceeds from Shares Sold                                 10,031,588                28,231,392
     Proceeds from Reinvestment of Distributions                       --                 2,059,487
     Payment for Shares Redeemed                               (3,681,122)               (6,983,348)
                                                            -------------           ---------------
     Net Increase in Net Assets from
        Capital Share Transactions                              6,350,466                23,307,531

ADVISOR CLASS
     Proceeds from Shares Sold                                 13,721,703                 4,887,961
     Proceeds from Reinvestment of Distributions                       --                   241,316
     Payment for Shares Redeemed                               (1,181,484)                 (495,540)
                                                            -------------           ---------------
     Net Increase in Net Assets from
        Capital Share Transactions                             12,540,219                 4,633,737
                                                            -------------           ---------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                              ($  61,710,020)          $ 1,063,396,260
                                                            =============           ===============

Transactions in Shares of Each Class of
     the Funds Were as Follows:

INVESTOR CLASS
     Sold                                                      14,423,833                39,566,417
     Issued in Reinvestment of Distributions                           --                20,131,225
     Redeemed                                                 (18,151,776)              (27,661,431)
                                                              -----------               -----------
     Net Increase (Decrease) in Shares                         (3,727,943)               32,036,211
INSTITUTIONAL CLASS
     Sold                                                         450,452                   787,533
     Issued in Reinvestment of Distributions                           --                    77,077
     Redeemed                                                    (163,906)                 (207,919)
                                                              -----------               -----------
     Net Increase in Shares                                       286,546                   656,691

ADVISOR CLASS
     Sold                                                         605,084                   163,574
     Issued in Reinvestment of Distributions                           --                     9,092
     Redeemed                                                     (54,846)                  (17,816)
                                                              -----------               -----------
     Net Increase in Shares                                       550,238                   154,850
                                                               ----------                ----------
Net Increase (Decrease) in Shares of the Fund                  (2,891,159)               32,847,752
                                                              ===========               ===========

--------------------------------------------------------------------------------

                                                                   Strong Opportunity Fund
                                                           ---------------------------------------
                                                           Six Months Ended           Year Ended
                                                            June 30, 2001           Dec. 31, 2000
                                                           ----------------         --------------
                                                             (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                 $790,855,930            $1,222,153,657
  Proceeds from Reinvestment of Distributions                         --               387,224,370
  Payment for Shares Redeemed                               (342,999,388)             (633,635,037)
                                                            ------------            --------------
  Net Increase in Net Assets from
  Capital Share Transactions                                 447,856,542               975,742,990

ADVISOR CLASS
  Proceeds from Shares Sold                                   50,550,763                 2,659,053
  Proceeds from Reinvestment of Distributions                       --                      50,986
  Payment for Shares Redeemed                                 (2,372,997)                 (187,796)
                                                            ------------            --------------
  Net Increase in Net Assets from
  Capital Share Transactions                                  48,177,766                 2,522,243
                                                            ------------            --------------
Net Increase in Net Assets from
  Capital Share Transactions                                $496,034,308            $  978,265,233
                                                            ============            ==============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                        18,582,572                26,358,124
  Issued in Reinvestment of Distributions                             --                 9,675,265
  Redeemed                                                    (8,152,761)              (14,017,619)
                                                              -----------               ----------
  Net Increase in Shares                                      10,429,811                22,015,770

ADVISOR CLASS
  Sold                                                         1,207,969                    63,772
  Issued in Reinvestment of Distributions                             --                     1,262
  Redeemed                                                       (57,051)                   (4,458)
                                                              ----------                ----------
  Net Increase in Shares                                       1,150,918                    60,576
                                                              ----------                ----------
Net Increase in Shares of the Fund                            11,580,729                22,076,346
                                                              ==========                ==========



5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2001, there were no borrowings by the Funds outstanding under the LOC.

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the six months ended June 30, 2001, were as follows:

                                                       Purchases                                    Sales
                                          ---------------------------------        ------------------------------------
                                           U.S. Government                         U.S. Government
                                             and Agency           Other              and Agency               Other
                                          ----------------   --------------        ---------------       --------------
Strong Discovery Fund                     $        --        $  123,174,116          $         --        $  112,731,979
Strong Dow 30 Value Fund                           --            55,667,265                    --            88,792,250
Strong Endeavor Fund*                              --             9,414,634                    --             3,586,029
Strong Large Cap Core Fund                         --             6,890,488                    --             6,524,170
Strong Large Cap Growth Fund               36,696,288         3,051,174,872            29,469,092         3,125,964,737
Strong Mid Cap Disciplined Fund                    --            90,501,900                    --            56,776,383
Strong Growth Fund                                 --         5,320,978,768                    --         5,414,089,391
Strong Opportunity Fund                            --         2,036,627,922                    --         1,445,780,137

* For the period April 6 to June 30, 2001.

7.   Income Tax Information

     At June 30, 2001, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2008) for federal income tax purposes were as follows:

                                                                                                                     at December 30,
                                                                       at June 30, 2001                                    2000
                                        ------------------------------------------------------------------------     ---------------
                                             Federal                                                    Net                 Net
                                               Tax             Unrealized        Unrealized         Appreciation/       Capital Loss
                                               Cost           Appreciation      Depreciation       (Depreciation)        Carryovers
                                        --------------      -------------      -------------      --------------     ---------------
     Strong Discovery Fund              $  162,555,796      $  22,312,432      $  13,908,204      $   8,404,228         $        --
     Strong Dow 30 Value Fund              114,270,854         11,419,447          6,139,667          5,279,780           1,597,493
     Strong Endeavor Fund                    6,312,270            179,991            234,427            (54,436)                 --
     Strong Large Cap Core Fund              5,501,862            415,718            301,750            113,968               1,052
     Strong Large Cap Growth Fund        1,147,408,313         43,018,560         28,573,523         14,445,037                   *
     Strong Mid Cap Disciplined Fund        49,920,450          4,502,420          1,839,652          2,662,768                  --
     Strong Growth Fund                  2,332,356,434        266,858,927         38,221,271        228,637,656           8,212,173
     Strong Opportunity Fund             3,492,394,688        656,885,523        275,416,798        381,468,725                  --

     * At October 31, 2000 (the tax year-end of the Fund), the capital loss carryover (expiring in varying amounts through 2007) for federal income tax purposes was $0.00.

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers for the six months ended June 30, 2001 is as follows:

                                     Balance of                                 Balance of                 Dividend
                                    Shares or Par      Gross      Gross Sales  Shares or Par     Value      Income        Realized
                                     Value Held      Purchases        and       Value Held      June 30,  Jan. 1, 2001-  Gain/(Loss)
     Strong Discovery Fund          Jan. 1, 2001   and Additions  Reductions   June 30, 2001      2001    June 30, 2001   on Sale
     ---------------------          -------------  -------------  -----------  -------------  ----------  -------------  -----------
     Halsey Drug Company, Inc.
        Common Stock - Restricted        27,690        9,230              --         36,920   $   82,701           --         --
     Halsey Drug Company, Inc.
        Convertible Bonds           $   600,000           --              --    $   600,000      374,098    $  30,000         --
     Halsey Drug Company, Inc.
        Warrants                         21,429           --              --         21,429       10,800           --         --

     Strong Growth Fund
     ------------------
     Strong Heritage Money Fund -
        Institutional Class         $35,000,000           --     $35,000,000             --           --      664,177         --

     Strong Opportunity Fund
     -----------------------
     Strong Heritage Money Fund -
        Institutional Class          30,000,000           --              --    $30,000,000   30,000,000      763,548         --

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG DISCOVERY FUND
--------------------------------------------------------------------------------

                                                                                      Period Ended
---------------------------------------------------------------------------------------------------------------------------------
                                                           June 30,     Dec. 31,   Dec. 31,    Dec. 31,     Dec. 31,   Dec. 31,
Selected Per-Share Data(a)                                 2001(b)        2000       1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $ 16.39      $ 18.64     $ 17.95     $ 17.00     $ 17.45     $ 18.96
Income From Investment Operations:
   Net Investment Income (Loss)                             (0.04)        0.06       (0.17)      (0.07)      (0.16)      (0.15)
   Net Realized and Unrealized Gains on Investments          1.64         0.51        1.08        1.26        2.00        0.35
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          1.60         0.57        0.91        1.19        1.84        0.20
Less Distributions:
   From Net Investment Income                                  --        (0.04)         --          --          --          --
   In Excess of Net Investment Income                          --           --          --          --          --       (1.12)
   From Net Realized Gains                                     --        (2.78)      (0.22)      (0.24)      (1.90)      (0.59)
   In Excess of Net Realized Gains                             --           --          --          --       (0.39)         --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                         --        (2.82)      (0.22)      (0.24)      (2.29)      (1.71)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $ 17.99      $ 16.39     $ 18.64     $ 17.95     $ 17.00     $ 17.45
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
   Total Return                                             +9.8%        +4.0%       +5.3%       +7.0%      +10.9%       +1.5%
   Net Assets, End of Period (In Millions)                   $170         $165        $187        $322        $383        $514
   Ratio of Expenses to Average Net Assets without
     Fees Paid Indirectly by Advisor                         1.5%*        1.5%        1.4%        1.3%        1.4%        1.4%
   Ratio of Expenses to Average Net Assets                   1.5%*        1.5%        1.4%        1.3%        1.4%        1.4%
   Ratio of Net Investment Income (Loss) to Average
     Net Assets                                             (0.5%)*       0.3%       (0.7%)      (0.4%)      (0.9%)      (0.3%)
   Portfolio Turnover Rate                                  75.7%       481.8%      214.0%      185.9%      169.9%      792.8%


STRONG DOW 30 VALUE FUND
--------------------------------------------------------------------------------

                                                                                Period Ended
--------------------------------------------------------------------------------------------------------------
                                                                June 30,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data(a)                                      2001(b)       2000        1999        1998
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 13.49      $ 14.22     $ 11.43     $ 10.00
Income From Investment Operations:
   Net Investment Income                                          0.04         0.06        0.05        0.18
   Net Realized and Unrealized Gains (Losses) on Investments     (0.42)       (0.73)       2.79        1.43
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (0.38)       (0.67)       2.84        1.61
Less Distributions:
   From Net Investment Income                                       --        (0.06)      (0.05)      (0.18)
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                              --        (0.06)      (0.05)      (0.18)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 13.11      $ 13.49     $ 14.22     $ 11.43
==============================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
   Total Return                                                  -2.8%        -4.8%      +24.9%      +16.1%
   Net Assets, End of Period (In Millions)                        $114         $160        $114         $28
   Ratio of Expenses to Average Net Assets
     Without Waivers and Absorptions                              1.2%*        1.2%        1.1%        2.0%
   Ratio of Expenses to Average Net Assets                        1.2%*        1.2%        1.1%        0.1%
   Ratio of Net Investment Income to Average Net Assets           0.5%*        0.5%        0.6%        2.1%
   Portfolio Turnover Rate                                       42.5%        87.1%       64.8%       45.7%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2001 (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ENDEAVOR FUND
-----------------------------------------------------------------

                                                         Period
                                                          Ended
                                                        ---------
                                                         June 30,
Selected Per-Share Data(a)                               2001(b)
-----------------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 10.00
Income From Investment Operations:
   Net Investment Loss                                    (0.01)
   Net Realized and Unrealized Gains on Investments        0.83
-----------------------------------------------------------------
   Total from Investment Operations                        0.82
Less Distributions:
   From Net Investment Income                                --
-----------------------------------------------------------------
   Total Distributions                                       --
-----------------------------------------------------------------
Net Asset Value, End of Period                          $ 10.82
=================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------
   Total Return                                           +8.2%
   Net Assets, End of Period (In Millions)                   $6
   Ratio of Expenses to Average Net Assets without
     Waivers, Absorptions and Earnings Credits             3.2%*
   Ratio of Expenses to Average Net Assets                 2.0%*
   Ratio of Net Investment Loss to Average Net Assets     (0.8%)*
   Portfolio Turnover Rate                               107.6%



STRONG LARGE CAP CORE FUND
--------------------------------------------------------------------------------

                                                                           Period Ended
                                                        ------------------------------------------------
                                                         June 30,    Dec. 31,    Dec. 31,     Dec. 31,
Selected Per-Share Data(a)                               2001(c)       2000        1999       1998(d)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 12.40      $ 13.85     $ 11.25     $ 10.00
Income From Investment Operations:
   Net Investment Loss                                    (0.07)       (0.09)      (0.11)      (0.03)
   Net Realized and Unrealized Gains (Losses) on
     Investments                                          (0.58)       (1.19)       3.41        1.28
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations                       (0.65)       (1.28)       3.30        1.25
Less Distributions:
   From Net Realized Gains                                   --        (0.17)      (0.70)         --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                       --        (0.17)      (0.70)         --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 11.75      $ 12.40     $ 13.85     $ 11.25
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
   Total Return                                           -5.2%        -9.2%      +29.4%      +12.5%
   Net Assets, End of Period (In Millions)                   $6           $6          $5          $3
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                               2.0%*        2.0%        2.0%        2.0%*
   Ratio of Expenses to Average Net Assets                 2.0%*        2.0%        2.0%        2.0%*
   Ratio of Net Investment Loss to Average Net Assets     (1.2%)*      (0.8%)      (1.1%)      (0.5%)*
   Portfolio Turnover Rate                               121.8%       154.9%      178.4%       59.7%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from April 6, 2001 (inception) to June 30, 2001 (unaudited).
(c)  For the six months ended June 30, 2001 (unaudited).
(d)  For the period from June 30, 1998 (inception) to December 31, 1998.


                       See Notes to Financial Statements.
52

--------------------------------------------------------------------------------

STRONG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                                                     Period Ended
                                                     -------------------------------------------------------------------------------
                                                      June 30,      Dec. 31,  Oct. 31,    Oct. 31,   Oct. 31,   Oct. 31,    Oct. 31,
Selected Per-Share Data(a)                            2001(b)       2000(c)    2000        1999       1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $34.77        $45.49    $41.52      $29.10      $32.66      $31.36      $28.02
Income From Investment Operations:
   Net Investment Income (Loss)                       (0.00)(d)      0.01     (0.16)      (0.03)       0.13        0.19        0.24
   Net Realized and Unrealized Gains
    (Losses) on Investments                           (8.64)        (4.81)    12.01       12.84        3.44        6.21        4.65
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   (8.64)        (4.80)    11.85       12.81        3.57        6.40        4.89
Less Distributions:
   From Net Investment Income                            --            --        --          --       (0.14)      (0.19)      (0.24)
   In Excess of Net Investment Income                    --            --        --       (0.01)         --       (0.17)      (0.06)
   From Net Realized Gains                               --         (5.92)    (7.88)      (0.38)      (6.89)      (4.74)      (1.25)
   In Excess of Net Realized Gains                       --            --        --          --       (0.10)         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                   --         (5.92)    (7.88)      (0.39)      (7.13)      (5.10)      (1.55)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $26.13        $34.77    $45.49      $41.52      $29.10      $32.66      $31.36
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                       -24.9%        -10.3%    +28.1%      +44.3%      +13.6%      +23.4%      +18.0%
   Net Assets, End of Period (In Millions)            $1,167        $1,574    $1,769      $1,253        $863        $832        $760
   Ratio of Expenses to Average Net Assets without
     Fees Paid Indirectly by Advisor                    1.1%*         1.0%*     1.0%        1.0%        1.0%        1.1%        1.1%
   Ratio of Expenses to Average Net Assets              1.1%*         1.0%*     1.0%        1.0%        1.0%        1.1%        1.1%
   Ratio of Net Investment Income (Loss) to
     Average Net Assets                                (0.0%)(d)*     0.1%*    (0.4%)      (0.1%)       0.4%        0.6%        0.8%

   Portfolio Turnover Rate                            255.9%         68.6%    455.0%      402.3%      267.8%      404.6%      502.4%


STRONG MID CAP DISCIPLINED FUND
---------------------------------------------------------------------------------------------
                                                                    Period Ended
                                                         ------------------------------------
                                                         June 30,    Dec. 31,      Dec. 31,
Selected Per-Share Data(a)                               2001(b)       2000          1999
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $15.50       $13.52        $10.00
Income From Investment Operations:
   Net Investment Loss                                    (0.03)       (0.00)(d)     (0.10)
   Net Realized and Unrealized Gains on Investments        0.63         3.00          3.62
---------------------------------------------------------------------------------------------
   Total from Investment Operations                        0.60         3.00          3.52
Less Distributions:
   From Net Investment Income                                --        (0.06)           --
   From Net Realized Gains                                   --        (0.96)           --
---------------------------------------------------------------------------------------------
   Total Distributions                                       --        (1.02)           --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $16.10       $15.50        $13.52
=============================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------
   Total Return                                            +3.9%       +22.8%        +35.2%
   Net Assets, End of Period (In Millions)                   $53          $18            $6
   Ratio of Expenses to Average Net Assets                  1.6%*        1.9%          2.0%
   Ratio of Net Investment Loss to Average Net Assets      (0.6%)*      (0.1%)        (0.9%)
   Portfolio Turnover Rate                                181.8%       300.6%        245.7%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2001 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Amount calculated is less than $0.01 or 0.1%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                           ------------------------------------------------------------------------
                                                            June 30,    Dec. 31,     Dec. 31,     Dec. 31,   Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                               2001/(b)/     2000         1999         1998       1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $27.05      $35.66       $23.25       $18.31      $18.50       $15.88
Income From Investment Operations:
   Net Investment Loss                                       (0.06)      (0.17)       (0.18)       (0.13)      (0.08)       (0.03)
   Net Realized and Unrealized Gains
    (Losses) on Investments                                  (6.48)      (3.21)       17.08         5.07        3.41         3.13
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          (6.54)      (3.38)       16.90         4.94        3.33         3.10
Less Distributions:
   In Excess of Net Investment Income                           --          --           --            --         --        (0.02)
   From Net Realized Gains                                      --       (5.23)       (4.49)       (0.00)/(c)/ (2.70)       (0.46)
   In Excess of Net Realized Gains                              --          --           --           --       (0.82)          --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          --       (5.23)       (4.49)       (0.00)/(c)/ (3.52)       (0.48)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $20.51      $27.05       $35.66       $23.25      $18.31       $18.50
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                             -24.2%       -9.2%       +75.1%       +27.0%      +19.1%       +19.5%
   Net Assets, End of Period (In Millions)                  $2,510      $3,411       $3,354       $1,835      $1,597       $1,308
   Ratio of Expenses to Average Net Assets without
     Fees Paid Indirectly by Advisor and Earnings Credits     1.3%*       1.2%         1.2%         1.3%        1.3%         1.3%
   Ratio of Expenses to Average Net Assets                    1.3%*       1.2%         1.2%         1.3%        1.3%         1.3%
   Ratio of Net Investment Loss to Average Net Assets        (0.6%)*     (0.6%)       (0.8%)       (0.7%)      (0.5%)       (0.2%)
   Portfolio Turnover Rate/(d)/                             208.5%      366.3%       324.0%       248.6%      295.7%       294.9%

STRONG GROWTH FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                             Period Ended
                                                        ----------------------
                                                         June 30,     Dec. 31,
Selected Per-Share Data/(a)/                            2001/(b)/    2000/(e)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $27.17       $43.74
Income From Investment Operations:
   Net Investment Loss                                    (0.01)       (0.01)
   Net Realized and Unrealized Losses on Investments      (6.51)      (11.33)
--------------------------------------------------------------------------------
   Total from Investment Operations                       (6.52)      (11.34)
Less Distributions:
   From Net Realized Gains                                   --        (5.23)
--------------------------------------------------------------------------------
   Total Distributions                                       --        (5.23)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $20.65       $27.17
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                          -24.0%       -25.7%
   Net Assets, End of Period (In Millions)                  $19          $18
   Ratio of Expenses to Average Net Assets
     Without Earnings Credits                              0.8%*        0.8%*
   Ratio of Expenses to Average Net Assets                 0.8%*        0.8%*
   Ratio of Net Investment Loss to Average Net Assets     (0.1%)*      (0.1%)*
   Portfolio Turnover Rate/(d)/                          208.5%       366.3%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2001 (unaudited).
(c)  Amount calculated is less than $0.01.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from February 25, 2000 (commencement of class) to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------


                                                              Period Ended
                                                        ------------------------
                                                         June 30,    Dec. 31,
Selected Per-Share Data/(a)/                            2001/(b)/    2000/(c)/
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                     $26.96       $43.74
Income From Investment Operations:
   Net Investment Loss                                    (0.06)       (0.02)
   Net Realized and Unrealized Losses on Investments      (6.48)      (11.53)
--------------------------------------------------------------------------------
   Total from Investment Operations                       (6.54)      (11.55)
Less Distributions:
   From Net Realized Gains                                   --        (5.23)
--------------------------------------------------------------------------------
   Total Distributions                                       --        (5.23)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $20.42       $26.96
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                          -24.3%       -26.2%
   Net Assets, End of Period (In Millions)                  $14           $4
   Ratio of Expenses to Average Net Assets Without
     Waivers, Absorptions and Earnings Credits             1.6%*        2.0%*
   Ratio of Expenses to Average Net Assets                 1.6%*        1.9%*
   Ratio of Net Investment Loss to Average Net Assets     (0.9%)*      (0.9%)*
   Portfolio Turnover Rate/(d)/                          208.5%       366.3%


STRONG OPPORTUNITY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                       ----------------------------------------------------------------------------
                                                        June 30,      Dec. 31,     Dec. 31,     Dec. 31,      Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                           2001/(b)/       2000         1999          1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $42.35        $44.69       $38.62        $37.41        $35.26       $33.35
Income From Investment Operations:
   Net Investment Income                                  0.08          0.17         0.08          0.05          0.10         0.20
   Net Realized and Unrealized Gains
    (Losses) on Investments                              (0.23)         3.30        12.42          5.68          7.90         5.78
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                      (0.15)         3.47        12.50          5.73          8.00         5.98
Less Distributions:
   From Net Investment Income                               --         (0.17)       (0.08)        (0.05)        (0.10)       (0.20)
   In Excess of Net Investment Income                       --            --           --            --            --        (0.05)
   From Net Realized Gains                                  --         (5.64)       (6.35)        (4.47)        (5.75)       (3.82)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                      --         (5.81)       (6.43)        (4.52)        (5.85)       (4.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $42.20        $42.35       $44.69        $38.62        $37.41       $35.26
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                          -0.4%         +8.6%       +33.4%        +15.5%        +23.5%       +18.1%
   Net Assets, End of Period (In Millions)              $3,765        $3,337       $2,537        $2,038        $1,925       $1,770
   Ratio of Expenses to Average Net Assets without
     Fees Paid Indirectly by Advisor                      1.2%*         1.2%         1.2%          1.2%          1.2%         1.3%
   Ratio of Expenses to Average Net Assets                1.2%*         1.2%         1.2%          1.2%          1.2%         1.3%
   Ratio of Net Investment Income to Average
    Net Assets                                            0.4%*         0.5%         0.2%          0.2%          0.3%         0.6%
   Portfolio Turnover Rate/(d)/                          45.3%         86.5%        80.8%         86.0%         93.7%       103.3%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2001 (unaudited).
(c) For the period from February 25, 2000 (commencement of class) to December 31, 2000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND -- ADVISOR CLASS

                                                                   Period Ended
                                                               --------------------
                                                               June 30,   Dec. 31,
Selected Per-Share Data/(a)/                                  2001/(b)/  2000/(c)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $42.10       $43.16
Income From Investment Operations:
   Net Investment Income (Loss)                                (0.02)        0.03
   Net Realized and Unrealized Gains (Losses) on Investments   (0.18)        4.83
-----------------------------------------------------------------------------------
   Total from Investment Operations                            (0.20)        4.86
Less Distributions:
   From Net Investment Income                                     --        (0.28)
   From Net Realized Gains                                        --        (5.64)
-----------------------------------------------------------------------------------
   Total Distributions                                            --        (5.92)
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                $41.90       $42.10
===================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------
   Total Return                                                -0.5%       +12.1%
   Net Assets, End of Period (In Millions)                       $51           $3
   Ratio of Expenses to Average Net Assets                      1.6%*        1.6%*
   Ratio of Net Investment Income (Loss) to Average Net        (0.0%)*/(e)/  0.1%*
   Assets
   Portfolio Turnover Rate/(d)/                                45.3%        86.5%



  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2001 (unaudited).
(c) For the period from February 25, 2000 (commencement of class) to December 31, 2000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount calculated is less than 0.1%.


                       See Notes to Financial Statements.

Directors
    Richard S. Strong
    Willie D. Davis
    Stanley Kritzik
    Neal Malicky
    Marvin E. Nevins
    William F. Vogt

Officers
    Richard S. Strong, Chairman of the Board
    Elizabeth N. Cohernour, Vice President and Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Dennis A. Wallestad,  Vice President
    Thomas M. Zoeller, Vice President
    John W. Widmer, Treasurer
    Rhonda K. Haight, Assistant Treasurer

Investment Advisor
    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
    State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT14403-0601



Strong Investments

P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

[GRAPHIC]

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

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                                                              SGRO/WH2150  06-01